UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Cypress Semiconductor Corporation

(Name of Registrant as Specified In Its Charter)

T.J. Rodgers

J. Daniel McCranie

Camillo Martino

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Camillo Martino and J. Daniel McCranie, nominees for election to the Cypress Semiconductor Corporation (NASDAQ: CY) (“Cypress” or “the Company”) Board of Directors at the 2017 Annual Meeting of Stockholders, and T.J. Rodgers, founder and former CEO of Cypress and the Company’s largest individual stockholder, posted the following documents on www.CypressFirst.com on
June 8, 2017:

•	June 2, 2017 Order of the Delaware Court of Chancery Granting T.J. Rodgers’ Motion for Preliminary Injunction

•	Transcript of the June 1, 2017 Preliminary Injunction Hearing in the Delaware Court of Chancery

GRANTED
THE COURT OF CHANCERY OF THE STATE OF DELAWARE
T.J. RODGERS,	)
)
Plaintiff,	)
)
v.	)
	)	C.A. No. 2017-0314-AGB
H. RAYMOND BINGHAM, ERIC A.	)
BENHAMOU, W. STEVE ALBRECHT,	)
O.C. KWON, WILBERT VAN DEN HOEK,	)
MICHAEL S. WISHART, and HASSANE	)
EL-KHOURY,	)
)
Defendants.	)

[PROPOSED] ORDER GRANTING PRELIMINARY INJUNCTION

WHEREAS, on April 24, 2017, Plaintiff filed a Motion for Preliminary Injunction seeking to enjoin the annual meeting of stockholders of Cypress Semiconductor Corporation (“Cypress”), previously scheduled for June 8, 2017, until Defendants issue corrective and supplemental disclosures (the “Motion”); and

WHEREAS, the parties have briefed the Motion and oral argument on the Motion was held on June 1, 2017;

IT IS HEREBY ORDERED, this              day of June, 2017 that:

1.	The Motion is GRANTED.

1

2.	The annual meeting of stockholders of Cypress (the “Annual Meeting”) is hereby enjoined until at least the later of ten (10) calendar days after Defendants have issued the supplemental disclosures set forth below or June 19, 2017; provided that Defendants may open the Annual Meeting on June 8, 2017 and adjourn it without conducting any business in order to comply with 8 Del. C. § 213(a). Defendants shall then re-open the Annual Meeting on or after the later of June 19, 2017 or ten (10) calendar days after issuance of the supplemental disclosures set forth below;

3.	Defendants shall issue the following supplemental disclosures:

a.	“Also on November 4, 2016, an investment bank, at the investment bank’s request, presented to the Cypress Board regarding the continuing consolidation in the semiconductor industry and listed a number of companies that Cypress may want to acquire. The presentation also identified Canyon Bridge as one of four most likely potential acquirers of Cypress out of 30 potential acquirers of Cypress.”

b.	“On November 13, 2016, Mr. Bingham received Lattice’s Strategic Long Range Plan from Canyon Bridge. This document was provided to Canyon Bridge under a non-disclosure agreement that limited dissemination of the Strategic Long Range Plan to Canyon Bridge and its ‘Representatives,’ including its ‘affiliates and its affiliates’ directors, officers, employees, affiliates, partners, agents, and advisors.’”

2

c.	“For the first few months of 2017, Canyon Bridge paid Mr. Bingham’s executive assistant at Cypress for the work she did on a part-time basis for Canyon Bridge. Cypress management asked Mr. Bingham and Canyon Bridge to discontinue this practice because of a provision in Cypress’ Code of Business Conduct and Ethics governing simultaneous employment of a Cypress employee. Mr. Bingham and Canyon Bridge subsequently did so.”

4.	Plaintiff shall post an injunction bond in the amount of One Thousand Dollars ($1,000) pursuant to Court of Chancery Rule 65(c).

5.	The following exhibits to the Ferraro Affidavit submitted in support of Plaintiff’s Opening Brief in Support of His Motion for Preliminary Injunction shall not be treated as confidential: 11, 42, 45, 56, 57, and 58.

Chancellor Andre G. Bouchard

3

This document constitutes a ruling of the court and should be treated as such.

Court:	DE Court of Chancery Civil Action

Judge:	Andre G Bouchard

File & Serve Transaction ID:	60677010

Current Date:	Jun 02, 2017

Case Number:	2017-0314-AGB

Case Name:	CONF ORD ON DISC - T.J. Rodgers v. H. Raymond Bingham et al.

/s/ Judge Bouchard, Andre G

1 IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE T.J. RODGERS, : : Plaintiff, : : v.: C. A. No. : 2017-0314-AGB H. RAYMOND BINGHAM, ERIC A. : BENHAMOU, W. STEVE ALBRECHT, : O.C. KWON, WILBERT VAN DEN : HOEK, MICHAEL S. WISHART, AND : HASSANE EL-KHOURY, : : Defendants. : ——Chancery Courtroom No. 12A Leonard L. Williams Justice Center 500 North King Street Wilmington, Delaware Thursday, June 1, 2017 2:00 p.m. ——BEFORE: HON. ANDRE G. BOUCHARD, Chancellor ——ORAL ARGUMENT PLAINTIFF’S MOTION FOR PRELIMINARY INJUNCTION AND THE COURT’S RULING CHANCERY COURT REPORTERS 500 North King Street Wilmington, Delaware 19801 (302) 255-0521

2 1 APPEARANCES: 2PETER J. SHINDEL, JR., ESQ. MATTHEW L. MILLER, ESQ. 3APRIL M. FERRARO, ESQ. Abrams & Bayliss LLP 4 for Plaintiff 5 EDWARD B. MICHELETTI, ESQ. CLIFF C. GARDNER, ESQ. 6 MATTHEW P. MAJARIAN, ESQ. Skadden, Arps, Slate, Meagher & Flom LLP 7 for Defendants 8GREGORY P. WILLIAMS, ESQ. Richards, Layton & Finger, P.A. 9-and-JOHN C. DWYER, ESQ. 10ANGELA L. DUNNING, ESQ. of the California Bar 11 Cooley LLP for Defendant H. Raymond Bingham 12 13 ——14 15 16 17 18 19 20 21 22 23 24 CHANCERY COURT REPORTERS

3 1 THE COURT: Good afternoon, counsel. 2 MR. MICHELETTI: One introduction for 3 me today. Ed Micheletti from Skadden Arps on behalf 4 of the Cypress board of directors. With us today is 5 Terence Woodsome, deputy general counsel of Cypress. 6 MR. WOODSOME: Good afternoon, Your 7 Honor. 8 THE COURT: Good afternoon. 9 Mr. Williams. 10 MR. WILLIAMS: Good afternoon, 11 Your Honor. Very quickly, I’m here on behalf of 12 Defendant Bingham. I’d like to introduce my 13 co-counsel, John Dwyer and Angela Dunning of the 14 Cooley firm. We do not anticipate making a 15 presentation today and will be available in the event 16 that you have any questions. 17 MR. DWYER: Good afternoon. 18 THE COURT: Mr. Shindel. 19 MR. SHINDEL: Good afternoon, Your 20 Honor. Pete Shindel from Abrams & Bayliss on behalf 21 of plaintiff TJ Rodgers. With me at counsel table are 22 my colleagues, Matt Miller and April Ferraro. 23 THE COURT: Good afternoon. 24 MR. SHINDEL: Before I begin, Your CHANCERY COURT REPORTERS

4 1 Honor, I think it’s impossible to present argument 2 effectively without discussing the substance of 3 documents that have been designated confidential. 4 This isn’t one of those where the only 5 confidential information is valuation information that 6 I can dance around, so I don’t know how Your Honor 7 would like to proceed. I’m not personally suggesting 8 that the courtroom should be closed, but I don’t see 9 how I can present argument without getting into the 10 substance of supposedly confidential material. 11 MR. MICHELETTI: Your Honor, we 12 haven’t made a motion to close the courtroom in 13 advance of the hearing today. 14 THE COURT: You have not. 15 MR. MICHELETTI: We have not. And in 16 large measure, Your Honor, I think it might depend on 17 what they intend to talk about. Maybe we can take it 18 by ear, but at present, I don’t see any basis to 19 object. 20 THE COURT: That seems fine. 21 Why don’t you proceed, Mr. Shindel. 22 We may have a little jack-in-the-box action here, 23 depending upon if something offends Mr. Micheletti’s 24 sensibilities as we go, but presumptively, this is an CHANCERY COURT REPORTERS

5 1 open proceeding and it should proceed that way. 2 MR. SHINDEL: Thank you, Your Honor. 3 We’re here on Mr. Rodgers’ application 4 for a preliminary injunction. The three-part 5 preliminary injunction test is well known to the Court 6 and I will not dwell on it. The only point I would 7 make is that because this is a disclosure case, if 8 Mr. Rodgers can demonstrate a reasonable probability 9 of success, the other two prongs are necessarily 10 satisfied because inadequate disclosures inherently 11 cause irreparable harm and irreparable harm will 12 obviously tip the balance of equities in favor of 13 Mr. Rodgers. 14 There are two reasons why the 15 injunction should be granted and I hope to cover both 16 in some detail today. The first is despite knowing 17 all the facts for months and despite having multiple 18 bites at the apple, including two sets of supposedly 19 corrective disclosures, Cypress and the board have yet 20 to disclose all material facts. 21 The second basis to grant the 22 injunction is the fact that even if the Court believes 23 that additional disclosure is not necessary, the 24 second supplement comes far too late and comes in the CHANCERY COURT REPORTERS

6 1 context of transparent gamesmanship by Cypress and the 2 board to hide the ball until the last minute and game 3 not only their own stockholders but also ISS and Glass 4 Lewis. 5 THE COURT: Now, have you determined 6 since your papers if the second supplement was mailed 7 or not? 8 MR. SHINDEL: Your Honor, I’ve learned 9 earlier today that apparently the second supplement is 10 going to be mailed later this week in connection with 11 the fight letter that Cypress put out about the ISS 12 report. My understanding is that for most part, the 13 supplement will be mailed by first-class mail and that 14 first-class mail has been taking four to five business 15 days to arrive. So if one assumes that the supplement 16 is mailed tomorrow, that means it will not arrive 17 until the day after the annual meeting. 18 The other pertinent fact — 19 THE COURT: So their fight letter 20 won’t really have much use, then. 21 MR. SHINDEL: Perhaps not. Of course, 22 nor will the second supplement. 23 THE COURT: All right. 24 MR. SHINDEL: Turning to the CHANCERY COURT REPORTERS

7 1 additional disclosures that we believe are necessary, 2 the first one on my list is the fact that Canyon 3 Bridge has been determined by Cypress’ investment 4 banker, Morgan Stanley, to be Cypress’ most likely 5 acquirer. 6 THE COURT: Do you think that’s a fair 7 characterization of that upper quadrant? I mean, it 8 lists four names, and it happens to be the first 9 because apparently it’s in alphabetical order. 10 MR. SHINDEL: Your Honor, frankly, I 11 didn’t pick up on the fact that it is in alphabetical 12 order. 13 THE COURT: Is it correct that each of 14 the quadrants happen to list people in alphabetical 15 order? Not quadrants but — 16 MR. SHINDEL: Actually, the bottom 17 left one, they’re kind of in a circle, but perhaps —18 well, in any case, Your Honor, whether the most likely 19 or one of the four most likely, the existing 20 disclosure is that it’s one of 30 companies that 21 Morgan Stanley speculated might acquire Cypress. 22 First of all, I don’t think the 23 characterization of Morgan Stanley as having 24 speculated as to that is fair. There was a fair CHANCERY COURT REPORTERS

8 1 amount of analysis that appears to have gone into that 2 slide. They have it arranged on two axes: ability and 3 appetite to acquire and strategic fit and priority. 4 And Canyon Bridge is one of four, at least — I’ll 5 take the assumption that they’re in alphabetical 6 order — four out of 30 that are the most likely. 7 And the disclosure to me is really the 8 Benhamou e-mail redux. As Your Honor will recall, 9 last week at the Disney hearing, the disclosure around 10 the November 7th Benhamou e-mail was that Benhamou 11 sent an e-mail and said that Cypress needed to manage 12 Mr. Bingham’s relationship because there was a 13 potential for conflicts of interest. What he actually 14 wrote suggested a sense of inevitability to the 15 conflict. 16 This is really the same thing. It’s 17 not speculation that it’s one of 30. It is one of 18 four that is most likely to acquire Cypress. And 19 that’s a very unusual fact in a scenario where you 20 have the board saying Mr. Bingham’s relationship with 21 this company doesn’t present any risk to Cypress and 22 doesn’t create a conflict. Stockholders are entitled 23 to know that. 24 The second fact that we think ought to CHANCERY COURT REPORTERS

9 1 be disclosed is that Mr. Bingham has discussed 2 potential semiconductor M&A opportunities based on 3 Cypress insider information, including, most notably, 4 whether Cypress itself is a potential acquisition 5 target with his fellow Canyon Bridge partners. And 6 what’s missing from the second supplement is any 7 disclosure of the December conversations that 8 Mr. Bingham had with his colleagues about that. 9 On December 7th, Lazard, who served as 10 a Canyon Bridge financial advisor, sent a memo to I 11 think Peter Kuo, and the title of it was “M&A 12 Opportunity, Cypress Semiconductor.” Then later in 13 December, on December 28th, Mr. Bingham in the WeChat 14 message log is talking with his Canyon Bridge partners 15 about whether Cypress, amongst several other public 16 semiconductor companies, might be ripe for a takeover. 17 Obviously, the fact that Mr. Bingham 18 is discussing these matters with Canyon Bridge is 19 highly material to stockholders’ evaluation regarding 20 whether or not Mr. Bingham has a conflict and whether 21 or not that conflict presents a risk to Cypress. 22 THE COURT: Is this the exchange that 23 involved a response about speculation being present 24 here? CHANCERY COURT REPORTERS

10 1 MR. SHINDEL: No. That’s a prior 2 exchange. 3 THE COURT: That’s a prior — 4 MR. SHINDEL: That exchange was 5 towards the very beginning, in October, I think, when 6 Mr. Bingham first joined the chat group. 7 The one in December talks about — it 8 lists by ticker symbol various semiconductor 9 companies, including Cypress. And the question is —10 there is chatter about these companies being ripe for 11 acquisition. 12 Of course, the point is that you see 13 some of these conversations in WeChat, and then they 14 go on to have a call about it. So, you know, it’s the 15 off-line discussions that we don’t see that perhaps 16 might be even more pertinent here. But the simple 17 fact that Mr. Bingham is openly discussing whether or 18 not Cypress is a prime acquisition target with Canyon 19 Bridge is material information that stockholders 20 should know. 21 The third material fact that remains 22 undisclosed is that the board instructed Mr. Bingham 23 to terminate his assistant’s employment with Canyon 24 Bridge in May of this year. That is a bombshell CHANCERY COURT REPORTERS

11 1 revelation that the board apparently learned about 2 because it came up at a deposition prep session that 3 Mr. Bingham had. 4 When the board learned about it, 5 Mr. Bingham’s testimony, which is uncontradicted in 6 the record, was that the board told him to terminate 7 his assistant’s employment with Canyon Bridge because 8 of a code of ethics prohibition on holding two jobs. 9 Now, the code of ethics doesn’t 10 contain a blanket prohibition on holding two jobs. It 11 only prohibits Cypress employees from holding 12 simultaneously another job with either a competitor, 13 distributor, customer, or supplier. 14 THE COURT: Well, aren’t there two 15 parts? One part is you can’t have simultaneous 16 employment, period, without permission of the company. 17 And then the second part is you can’t have 18 simultaneous employment in one of the categories you 19 just described, period. Right? 20 MR. SHINDEL: Correct. You can’t have 21 any simultaneous employment without written 22 permission. 23 THE COURT: Right. 24 MR. SHINDEL: And you can’t ever have CHANCERY COURT REPORTERS

12 1 employment with a supplier — 2 THE COURT: Well, at least there is 3 not an exception expressly in the code for the latter 4 categories. 5 MR. SHINDEL: Correct. 6 THE COURT: But it’s not clear, is it, 7 from Mr. Bingham’s deposition testimony, which of 8 those two was implicated in the decision not to let 9 his assistant work with Canyon Bridge. Right? 10 MR. SHINDEL: Well, I’ll concede it’s 11 not explicit in the testimony. I think it’s implicit 12 from the manner in which Cypress dealt with 13 Mr. Bingham’s conflict, by saying it was immaterial 14 that he didn’t have written permission and 15 retroactively giving him written permission. 16 So if they have done that for 17 Mr. Bingham, it sort of defies belief, at least to my 18 mind, that they wouldn’t do the same thing for his 19 assistant in terms of the written permission part of 20 the code, especially when, by definition, Mr. Bingham 21 is doing all the substantive work. His assistant is 22 assisting and handling administrative matters. So why 23 Cypress would be unwilling to give her the same 24 retroactive written permission really doesn’t make any CHANCERY COURT REPORTERS

13 1 sense. And so I — 2 THE COURT: Is the term “employee” 3 defined in the code? 4 MR. SHINDEL: I don’t believe so. 5 It’s used in the code but I don’t think it’s a defined 6 term. 7 THE COURT: All right. 8 MR. SHINDEL: The next material fact 9 that remains to be disclosed is that Mr. Bingham 10 received an ultimatum from Oracle in March of this 11 year to either leave the Oracle board or resign from 12 Canyon Bridge and that he then chose Canyon Bridge, as 13 well as the reason for the ultimatum, which was 14 Oracle’s concern that Canyon Bridge, which has ties to 15 the Chinese government, is funded by the Chinese 16 government, is arguably an instrumentality of the 17 Chinese government. Mr. Bingham’s association with 18 Canyon Bridge might jeopardize U.S. government 19 business that Oracle does. Cypress, of course, also 20 does U.S. government business. 21 So the fact that Oracle saw this 22 concern and acted on it is material to stockholders. 23 And they should know what Oracle did in contrast to 24 what the Cypress board has done, which is to treat the CHANCERY COURT REPORTERS

14 1 conflict as though it doesn’t exist and treat the 2 relationship between Mr. Bingham and Canyon Bridge as 3 though it is no big deal. 4 The next material fact that remains 5 undisclosed, Your Honor, is that Cypress directors 6 recognized that the conflict guidelines the board 7 enacted on December 19, 2016, do not achieve their 8 intended purpose, and the fact that the Cypress 9 directors don’t even understand what the guidelines 10 say, apparently, without the benefit of legal advice. 11 At least that’s the argument that appeared in the 12 answering brief. 13 THE COURT: Well, isn’t that really 14 all in the category of argument? I mean, you can say 15 whatever you want in your fight letters and your 16 materials about how you believe they’re oblivious or 17 ignorant of their own code, but why is that the basis 18 for an omission of some material fact? 19 MR. SHINDEL: Well, it’s a material 20 fact that the guidelines do not apply to conversations 21 at Canyon Bridge or at any other company. They can 22 only be triggered by conversations at Cypress. It is 23 a fact that Mr. Benhamou testified it was important 24 for conflict guidelines to apply to Canyon Bridge CHANCERY COURT REPORTERS

15 1 conversations or conversations at any other 2 non-Cypress company. The implication of his testimony 3 was that that was the purpose of the guidelines. 4 The disclosures have been that Cypress 5 has these guidelines in place and they’re sufficient 6 to deal with any conflicts that arise. That isn’t 7 true. Mr. Benhamou, at least, doesn’t think they’re 8 sufficient. He thought it was important for 9 guidelines to be triggered by Canyon Bridge 10 conversations. These guidelines are not. 11 In addition, Your Honor, it is a fact, 12 and I think it’s apparent to lawyers who are trained 13 in this stuff, that the guidelines don’t apply, but 14 the fact that the board didn’t get that until I walked 15 them through it at deposition suggests that a 16 reasonable stockholder won’t immediately get it. And 17 I think it needs to be disclosed that these guidelines 18 do not apply to conversations at Canyon Bridge. 19 So Mr. Bingham can be over at Canyon 20 Bridge talking about making a hostile offer to acquire 21 Cypress, and under those guidelines and under Cypress’ 22 interpretation of the code of ethics, Mr. Bingham 23 doesn’t have to recuse himself and that’s all fine. I 24 think that’s highly material to stockholders, CHANCERY COURT REPORTERS

16 1 especially when — 2 THE COURT: But what you just said is 3 you could pick up the guidelines and you could make 4 the point, These don’t prevent Mr. Bingham from doing 5 X, Y, Z at Canyon Bridge. Right? 6 MR. SHINDEL: I personally could, yes. 7 THE COURT: Yeah. And, presumably, 8 you and other able people like you could therefore 9 craft a statement in your fight letter that would make 10 that very point. 11 MR. SHINDEL: Well, actually, I can’t, 12 because the guidelines are confidential. 13 THE COURT: I thought the guidelines 14 were disclosed. 15 MR. SHINDEL: They disclosed the 16 substance of the actual guidelines, but the point is 17 that in the actual resolutions, “Company” and “Board” 18 are defined terms. The whereas clause, it says that 19 in the resolutions. It is confidential and it has 20 never been disclosed. 21 THE COURT: The whereas — where is 22 that in the record? Show me what you’re talking 23 about. 24 MR. SHINDEL: Your Honor, it’s Exhibit CHANCERY COURT REPORTERS

17 1 43 to our opening brief. 2 THE COURT: 43? 3 MR. SHINDEL: Yes. 4 THE COURT: The 43 that I’m looking at 5 is a set of board minutes. 6 MR. SHINDEL: That’s correct. 7 THE COURT: Okay. I see it. 8 MR. SHINDEL: Turn to page 4. 9 THE COURT: All right. 10 MR. SHINDEL: Exhibit A, Draft 11 Resolutions. 12 THE COURT: All right. And you have 13 the conflict of interest guidelines. And the first 14 whereas clause, “Whereas, the Board of Directors 15 [defined as] (the ‘Board’) of Cypress Semiconductor 16 Corporation [defined as] (the Company’) .” it’s 17 those definitional terms that make it clear that the 18 guidelines don’t apply to non-Cypress conversations. 19 Because if you read number one, the first bullet point 20 of the guidelines that sets out the three possible 21 scenarios that can trigger the guidelines —Where are 22 the guidelines themselves? Is that what’s in the 23 “Now, therefore .”? 24 MR. SHINDEL: Yes. CHANCERY COURT REPORTERS

18 1 THE COURT: And that part is public or 2 not? 3 MR. SHINDEL: The three bullet points 4 under that are public. 5 THE COURT: Okay. So looking at pages 6 4 and 5 of this document, I’m now referring to Exhibit 7 43 in what is apparently Exhibit A to the minutes, 8 what part of these two pages is not currently public? 9 MR. SHINDEL: I don’t think anything 10 is public other than the three bullet points. 11 THE COURT: Just the three bullets. 12 MR. SHINDEL: Yes. 13 And so the point is without knowing — 14 THE COURT: I’m sorry. I’m trying to 15 remember this because, I mean, there is, first of 16 all — let’s try to see the bigger picture here. 17 There’s the code of business conduct and ethics, which 18 is Exhibit 11, which I thought was public, even though 19 they keep stamping “confidential” on it, and then 20 there are the guidelines. Right? That was attached 21 to a link that is publicly available. Right? 22 MR. SHINDEL: The — 23 THE COURT: Didn’t we go through this 24 in the de-designation part or some earlier proceeding? CHANCERY COURT REPORTERS

19 1 MR. SHINDEL: Yeah. The code of 2 ethics is on the website, even though it keeps getting 3 stamped “confidential.” 4 THE COURT: Right. 5 MR. SHINDEL: So these guidelines 6 don’t appear anywhere online. 7 THE COURT: Except these three 8 bullets. 9 MR. SHINDEL: Yeah, the three bullets. 10 THE COURT: Where do they appear 11 publicly? 12 MR. SHINDEL: The three bullets were 13 disclosed in the first supplement, so the supplement 14 that came out the end of last week. 15 THE COURT: Okay. 16 MR. SHINDEL: So they were disclosed 17 for the first time in the first supplement. 18 THE COURT: Okay. So if the recital 19 that defines the terms that are used in these three 20 bullets were disclosed, you’re off and running to make 21 the point you want to make. Right? 22 MR. SHINDEL: We would be able to do 23 that at that point. 24 THE COURT: All right. Okay. CHANCERY COURT REPORTERS

20 1 MR. SHINDEL: Your Honor, the next 2 material fact that is yet to be disclosed is that 3 Mr. Bingham had signatory authority on a bank account 4 that held $30 million and it was a Canyon Bridge bank 5 account. 6 The disclosure in the second 7 supplement is that Mr. Chow authorized Mr. Bingham to 8 have signatory authority even though Mr. Bingham 9 wasn’t a member of Canyon Bridge. Frankly, that fact 10 appears nowhere in the record. That’s not what anyone 11 testified to. And the documents suggest that 12 Mr. Bingham had a meeting at Wells Fargo, represented 13 himself as a general partner of Canyon Bridge, and on 14 that basis, he was given signature cards to fill out 15 for a Canyon Bridge bank account. 16 It’s also never been disclosed the 17 amount of money that was deposited into the account. 18 The testimony is clear that it was at least 19 $30 million. 20 THE COURT: Why does that amount 21 matter? We already know from the public disclosures 22 that Canyon Bridge received a commitment for 23 $1.5 billion, so why does it matter if $20, 24 $50 million or $100 million was in the checking CHANCERY COURT REPORTERS

21 1 account? People already have a sense of the magnitude 2 of what’s going on here. 3 MR. SHINDEL: I take your point, Your 4 Honor. To me, I think the fact that there’s — we 5 know what the amount is. The fact that it’s 6 $30 million, I think the stockholders realize it’s a 7 material amount of money and will be able to draw the 8 conclusion that there is no way that Mr. Bingham would 9 have been given signing authority over an account with 10 $30 million in it if he wasn’t in fact a member of 11 Canyon Bridge. If the account had 20 bucks in it, who 12 cares? But $30 million is a material amount of money. 13 The final really set of material facts 14 that has not been disclosed just relates to the 15 lengths that Mr. Bingham went to to mislead the board 16 and to not come clean about what was going on between 17 Mr. Bingham and Canyon Bridge. 18 So, for example, the fact that on 19 October 13th, Mr. Kuo messaged Mr. Bingham on the 20 Canyon Bridge partners group and stated “welcome 21 aboard!” suggesting welcome aboard to Canyon Bridge as 22 of October 13th, I think is a material fact. 23 THE COURT: Aren’t we gilding the lily 24 a little bit here? I mean, you already have —CHANCERY COURT REPORTERS

22 1 founding partner, all that stuff is already out there. 2 Right? 3 MR. SHINDEL: Well, it’s not out there 4 that when the website went live on November 2nd, 5 Mr. Bingham was listed as a cofounder and a partner. 6 It’s only been disclosed that the website went live. 7 But the testimony, of course, is that when the website 8 went live, there was a significant amount of back and 9 forth at the Canyon Bridge side and people were 10 concerned about getting all their ducks in a row 11 before the website went live. And the two other 12 partners didn’t appear on the website at that time 13 because they hadn’t told their then-current employers 14 about what was going on. 15 Of course, Mr. Bingham hadn’t said 16 anything to Cypress either, but he apparently led 17 Mr. Chow to believe that he had. And then Mr. Bingham 18 told Mr. Chow that Mr. Bingham was okay with appearing 19 on the website as a cofounder and a partner. And so 20 from November 2nd on, that’s how he has appeared on 21 the website, including up through today. 22 But the fact that the website went 23 live is material, but the truly material part is that 24 when it went live, Mr. Bingham was listed as a CHANCERY COURT REPORTERS

23 1 cofounder. 2 Unless Your Honor has any other 3 questions about this part of the presentation, I want 4 to move on to why an injunction is warranted even if 5 Your Honor a believes that additional disclosures are 6 not necessary. 7 And I feel like I’m becoming a broken 8 record, but I think the point still stands, and so 9 I’ll say it again. Cypress and the board’s strategy 10 here from inception has been delay and hide the ball. 11 They fought everything tooth and nail going back to 12 the 220 case, even if doing so required them to put 13 forth facially spurious arguments. 14 And in connection with delaying 15 everything, you know, we only got documents I think 16 starting on May 15th. They were parceled out over the 17 next couple days until the day before depositions 18 started in California. We took depositions on the 19 18th and 19th, three depositions in two days. Then we 20 took Canyon Bridge on May 23rd, Mr. Trent on May 23rd, 21 and Mr. Bingham on May 24th. The opening brief was 22 due two days later. 23 So even in the context of the 24 litigation, everything got pushed to the very end. CHANCERY COURT REPORTERS

24 1 And all through it, every single document that was 2 produced has been designated as confidential, even, 3 you know, the code of conduct, which is a public 4 document. Even Mr. Rodgers’ own 220 demand letter or 5 the letter that Mr. Rodgers sent on December 9th or 6 e-mails from his Cypress account where Mr. Bingham is 7 conducting Canyon Bridge business that Cypress has no 8 basis to designate confidential. 9 And the point is that that prevented 10 Mr. Rodgers or anyone else from telling the truth to 11 Cypress stockholders until it was too late. And the 12 game that has been played is to try to hide everything 13 until it’s too late to matter. 14 And the fact that the second 15 supplement was not issued until ISS came out with its 16 recommendation ought to tell the Court everything that 17 Your Honor needs to know. This thing was being held 18 back. 19 The final version of the second 20 supplement, what was represented to be the final 21 version, was marked confidential when it came in as an 22 exhibit to their brief on Monday. You know, why? 23 This is a for-publication document. The reason why is 24 so that we couldn’t send it to ISS. I mean, that was CHANCERY COURT REPORTERS

25 1 the game. That’s why the supplement didn’t come out 2 until about 40 minutes after ISS came out with its 3 report. And ISS said that — 4 THE COURT: The only one that split. 5 MR. SHINDEL: They split. And the 6 reasons why ISS said to vote for Mr. Bingham were that 7 it wasn’t clear yet how extensive his ties with Canyon 8 Bridge were. And maybe this litigation, you know, 9 wouldn’t reveal additional damning — that was their 10 word — damning information; but we know that it has. 11 ISS just didn’t have the benefit of that information 12 because of the hide-the-ball strategy by Cypress. 13 ISS also said continuity is important 14 so vote for Mr. Bingham. But we know, and this is I 15 think a clearly material fact, that Mr. Bingham 16 already has one foot out the door. Mr. Bingham 17 intends to leave Cypress for Canyon Bridge as soon as 18 his tenure as executive chairman ends. And Cypress 19 told everybody that his position as executive chairman 20 will end later this year. So Mr. Bingham is a lame 21 duck of his own choosing. ISS didn’t know that, and 22 they made this argument about continuity. 23 And Cypress then comes out with this 24 fight letter touting ISS conclusions and speculation CHANCERY COURT REPORTERS

26 1 based on incomplete information. It’s not ISS’s 2 fault. They didn’t have the information. They had to 3 work with what was in front of them. But Cypress 4 deliberately kept it from them for no reason. They’ve 5 known all this stuff for months. 6 And the argument that the materials 7 and facts disclosed in the second supplement are not 8 material is ludicrous. The argument in the answering 9 brief that the timeline of Mr. Bingham’s knowledge of 10 the Lattice transaction is minutiae that no one cares 11 about is patently absurd. 12 Cypress has gone to great lengths to 13 claim, falsely, as it turns out, based on a bald-faced 14 lie that they were apparently told by Mr. Bingham, 15 that he only found out about the Lattice deal a few 16 days before it happened. That isn’t true. He knew 17 about it October 9th. And he knew in mid-September 18 that Canyon Bridge was targeting a U.S. semiconductor 19 company. 20 So having — the implication that 21 they’ve tried to create is that Mr. Bingham was caught 22 by surprise when this came out and that he really 23 couldn’t have brought the information forward sooner. 24 That’s a lie. And so to then claim in the answering CHANCERY COURT REPORTERS

27 1 brief that this is minutiae that no one cares about is 2 offensive. It falls into the category of don’t spit 3 on my shoes and tell me it’s raining. 4 THE COURT: I’m not sure I’ve heard 5 that one before. Did Mr. Abrams teach you that? 6 MR. SHINDEL: My father taught me 7 that, but there is a different word than “spit.” 8 Since we’re in court, I let that one go. 9 The bottom line, Your Honor, is that 10 it’s highly material information. Exhibit B to our 11 reply brief highlighted everything that is new. 12 As I mentioned at the outset, the 13 timing of the mailing ensures that unless there is an 14 injunction, stockholders won’t see this stuff before 15 the annual meeting. And I think the ISS 16 recommendation is significant. 17 THE COURT: What’s your ask here? I 18 saw you at one point asked for ten days and then I saw 19 you asked for 14 days. I wasn’t sure exactly what 20 your ask is. 21 MR. SHINDEL: So our ask is we believe 22 that additional disclosures need to be made, and our 23 ask is 14 days from the date of mailing of those 24 disclosures. If Your Honor does not think that CHANCERY COURT REPORTERS

28 1 additional disclosures are necessary, the ask is ten 2 days from the 8th because they are mailing the second 3 supplement out — 4 THE COURT: To the 18th or whatever 5 the next business day is? 6 MR. SHINDEL: Correct. 7 Relatedly, Your Honor, I think the 8 confidentiality gamesmanship needs to end. Exhibit C 9 to our reply brief laid out the documents we think 10 should be de-designated. We’re not in 220 world. 11 Pershing Square and Disney don’t apply. This is — 12 THE COURT: Yes, but we’re also not at 13 a trial. If I had — correct me if I’m wrong, but I 14 have been here a while and I’ve done this a few times. 15 Compendiums or affidavits that people submit with lots 16 of documents that they’ve placed under seal in 17 accordance with the confidentiality stipulation, maybe 18 you can draw swords on whether it’s appropriate or 19 not, wouldn’t ordinarily see the light of day unless 20 there’s a reference in a brief that’s sent out as a 21 public version, whether it was at the motion to 22 dismiss phase or summary judgment phase, really, until 23 we get to a trial, at which point if it became a trial 24 exhibit, that’s a different game. Have I got that CHANCERY COURT REPORTERS

29 1 right? Isn’t that basically how it works here? 2 MR. SHINDEL: Frequently, yes. We’re 3 at a public hearing today. 4 THE COURT: Right. And would you say 5 this is all presumptively public? I mean what 6 everybody says in this room, until I seal it 7 otherwise. 8 MR. SHINDEL: Right. But, well, more 9 to the point, Rule 5.1 contemplates that the burden is 10 on Cypress to justify its designations. In the 11 ordinary course, people let it go until trial if it’s 12 not that important. 13 THE COURT: You’re not required to 14 file public versions of affidavits with — transmittal 15 affidavits, are you? You file public versions of 16 briefs. 17 MR. SHINDEL: Correct. But the 18 attachments to the transmittal affidavits remain 19 sealed. 20 THE COURT: Right. That’s the way it 21 usually is until we get to a trial. 22 MR. SHINDEL: Well, my only point is 23 that there is just facially no basis for the vast 24 majority of these designations. And it is part of a CHANCERY COURT REPORTERS

30 1 strategy. 2 THE COURT: Why was this not raised in 3 the opening brief? 4 MR. SHINDEL: Why was it not raised in 5 the opening brief? 6 THE COURT: Yeah. 7 MR. SHINDEL: Frankly, Your Honor — 8 THE COURT: I’m sure Mr. Micheletti is 9 going to stand up and say, They sandbagged us again, 10 da, da, da, da, da. 11 MR. SHINDEL: Frankly, Your Honor, it 12 was a word-limit issue. And, you know, ultimately, 13 the primary thrust of what we want to happen is for 14 the material facts to be disclosed, so that is what we 15 focus on. So to that extent, you know, it was 16 admittedly tactical. This was not — getting the 17 confidentiality designations lifted is less important 18 to us than getting the material facts out there, so 19 that’s what the opening brief focused on. We had 20 14,000 words and we were right up against it. 21 The only other thing I’ll mention, 22 Your Honor, is this issue of an injunction bond. The 23 argument was that the Court should err on the high 24 side, that a substantial bond has been justified. CHANCERY COURT REPORTERS

31 1 It’s not true in disclosure cases. And the bottom 2 line is the burden is on the board to provide a 3 justification for and a viable legal theory for what 4 the damages might be that the injunction bond would 5 protect against. They haven’t done so. So I think no 6 bond is warranted. Or if Your Honor feels like some 7 bond is warranted, we would ask for a truly nominal 8 bond of a dollar, just like nominal damages. 9 Unless Your Honor has any questions, 10 that’s all I have, subject to rebuttal. 11 THE COURT: Thank you. 12 MR. SHINDEL: Thank you, Your Honor. 13 MR. MICHELETTI: Your Honor, may it 14 please the Court, Ed Micheletti from Skadden Arps on 15 behalf of the Cypress board of directors. 16 Your Honor, perhaps not surprisingly, 17 the defendants’ position is that Mr. Rodgers’ request 18 for a preliminary injunction of Cypress’ annual 19 meeting should be denied. 20 Our position is that this case is moot 21 and it was mooted by Cypress’ two supplements: the 22 first supplement issued May 17th; the second 23 supplement issued June 8th. 24 What’s left and what I think I heard CHANCERY COURT REPORTERS

32 1 here today as well is that we’re down to scraping the 2 bottom of the barrel after those two supplements, 3 scrambling to find something to keep the case alive. 4 It’s Rodgers’ burden to prove 5 materiality, and he’s fallen far short. And I’m going 6 to walk the Court through his arguments in the same 7 sequence so that the Court can hear our side of the 8 story, but I do want to provide a couple of additional 9 points, a few points of context here, because I think 10 it’s been lost in all of Rodgers’ arguments, and this 11 is our opportunity to do that. 12 THE COURT: That’s fine, but just tell 13 me first what the status is of the second supplement. 14 Has it been mailed yet? If not, when is it going to 15 be mailed? 16 MR. MICHELETTI: It was mailed — my 17 understanding, Your Honor, is it was mailed yesterday. 18 THE COURT: And accompanied by a fight 19 letter. Is that right? 20 MR. MICHELETTI: I believe so. 21 Again, just a couple points of context 22 here, just to set the stage, Your Honor. 23 At this point, the Cypress 24 stockholders have been inundated by an ocean of CHANCERY COURT REPORTERS

33 1 disclosures and they’re drowning in it. Between the 2 two parties, there have been more than 57 filings — I 3 think as of today it could be over 60 — that were 4 made as part of the proxy contest. Mr. Gardner 5 counted the words I think through a computer and came 6 up with more than 150,000 words. He says it’s almost 7 close to “Oliver Twist.” That’s a lot of disclosure. 8 From the Rodgers side, the issue is 9 almost entirely focused on the Bingham-Canyon 10 relationship issues, in very large measure. And we 11 submitted as exhibits all of their disclosures so the 12 Court can see that and tried to highlight that for the 13 Court with some statistics in our brief. 14 But what’s lost on it from our 15 perspective, and I’ve raised this with the Court 16 previously, is the central question stockholders 17 actually have to decide at the upcoming annual meeting 18 relating to the election of directors, and that is 19 stick with current management and the game plan that 20 they have in place for the company or take a step back 21 towards the Rodgers regime by picking his two 22 hand-selected nominees to the board. 23 Now, here’s something Rodgers doesn’t 24 want anybody to know. And I think this is part of the CHANCERY COURT REPORTERS

34 1 reason why we’re hearing so much about Bingham and 2 Canyon Bridge and we’ve been dragged down into the 3 mud. That is the last five years Mr. Rodgers was 4 running Cypress, the stock price dropped more than 5 58 percent. In the year that the new management has 6 taken over the company since he’s gone, the stock has 7 increased 34 percent. That’s what stockholders care 8 about. 9 THE COURT: Well, they may, but those 10 are not points I’m going to be making any decisions 11 about in connection with today’s application. 12 MR. MICHELETTI: I understand, Your 13 Honor. Again, just for context. 14 For that reason, though, we believe 15 that the whole Bingham-Canyon Bridge issue has become 16 a complete sideshow to the core issue that 17 stockholders need to decide in connection with the 18 director election. 19 And this is the other point of 20 context, and I think it goes to a very fundamental 21 point, and that is the other thing that’s lost on 22 Rodgers in their argument is the actual case law. And 23 I want to turn to that now, because, again, I think 24 that’s been lost in the shuffle as well. CHANCERY COURT REPORTERS

35 1 Our view is that the most relevant 2 case for the purposes of the Court’s decision here 3 relating to disclosures in connection with an annual 4 meeting and an election of directors is former Chief 5 Justice Steele’s decision in Wolf versus Assaf. I may 6 be mispronouncing it but it’s A-S-S-A-F. We cite that 7 in our opposition brief. It’s completely ignored in 8 Mr. Rodgers’ reply brief, and for good reason, because 9 it dooms his application entirely. 10 I just want to read from the case 11 where the Court talks about what Delaware law requires 12 when we’re talking about disclosures in connection 13 with an annual meeting and an election of directors. 14 Here’s what former Chief Justice Steele wrote. He was 15 a Vice Chancellor at this time. 16 “Delaware law does not, however, 17 require a proxy statement to impugn a director’s 18 character or draw negative inferences from his past 19 business practices. It only requires a summary of his 20 credentials and his qualifications to serve on the 21 board as well as a description of any conflicts of 22 interest. Nothing in our law requires a masochistic 23 litany of management minutiae.” 24 And former Chief Justice Steele goes CHANCERY COURT REPORTERS

36 1 on to say, “If we required companies to include a 2 detailed, subjective assessment of a director’s 3 character and past performance in proxy statements 4 before an election, I do not see how this Court could 5 avoid a flood of second-guessing, hindsighted 6 shareholders seeking to contest admittedly subjective 7 conclusions. This form of subjective titillation has 8 never been required as spice for the ‘total mix.’” 9 Now, Your Honor, the way I read 10 that — and this case also cites back to Loudon versus 11 Archer-Daniels-Midland for the same point, which is 12 the disclosures required for an annual meeting and 13 election of directors are twofold: the directors’ 14 background and credentials and qualifications to serve 15 on the board as well as potential conflicts of 16 interest. 17 Now, all of the nominees at issue in 18 this upcoming election have that disclosure associated 19 with them. All the Cypress board members have that 20 disclosure. It’s a paragraph on each one, detailed 21 paragraph on each one, about their background 22 qualifications, relationships with other companies, 23 and former relationships with other companies. That 24 includes Mr. Bingham. But all of our Cypress CHANCERY COURT REPORTERS

37 1 directors have that. Mr. Rodgers has that same 2 description in his disclosure as well. But 3 Mr. Rodgers has only attacked Mr. Bingham and that 4 description about Mr. Bingham. 5 And why, Your Honor? I think it’s 6 obvious. And I don’t think it’s coincidental that it 7 was because Mr. Bingham was the one that told 8 Mr. Rodgers it was time for him to leave the company. 9 I think that’s at the core of all of this. And I 10 think the repeated attacks on Mr. Bingham and the fact 11 that we’re still here arguing over this, the 12 bottom-of-the-barrel type of argument I think 13 demonstrates that. But that’s the law, Your Honor. 14 And I feel at this point, everything 15 that Mr. Shindel is identifying — I’m going to walk 16 the Court through it specifically — is essentially 17 what the Wolf case says you shouldn’t have to disclose 18 as a company or you don’t disclose. Right? He’s 19 asking for a masochistic litany of management 20 minutiae. That’s where we are at this point. 21 THE COURT: What was the last word? 22 “Minutiae,” is it? 23 MR. MICHELETTI: I love this phrase: 24 “masochistic litany of management minutiae.” CHANCERY COURT REPORTERS

38 1 THE COURT: Okay. 2 MR. MICHELETTI: Chief Justice Steele, 3 he had some colorful turns of phrases. Another one 4 that he had, and I think this also goes directly to 5 the law here, is about self-flagellation. And on this 6 point, the Wolf case, again, ignored by my friends on 7 the other side, says, “Where can it be said that a 8 bright line rule should apply requiring a disclosure 9 of facts disgorged in litigation when those facts and 10 the many inconsistent inferences that could be drawn 11 from them are hotly contested? A bright line rule 12 demanding that all such facts be disclosed would suck 13 management into a bottomless pit of self-flagellation 14 worthy of the imagination of Dante.” 15 And to a certain extent, Your Honor, I 16 think we’re right on the precipice of that with what 17 we’re talking about here today. So that’s the law 18 we’re thinking about. They don’t even bother to 19 respond to it, I think for good reason, because they 20 don’t have an answer for it. 21 And the other thing I’ll note about 22 the case law here, Your Honor, and I’d be remiss if I 23 didn’t mention this, is that Mr. Rodgers does not cite 24 a single case where an annual meeting was enjoined CHANCERY COURT REPORTERS

39 1 based on disclosures concerning an election of 2 directors. Not one. And this case should not be the 3 test subject for that to happen, especially based on 4 where we are now, after two supplements. 5 So with that, Your Honor, I will try 6 to walk the Court through Mr. Shindel’s arguments. 7 THE COURT: All right. 8 MR. MICHELETTI: The first argument he 9 makes concerns — and Your Honor was in tune with the 10 number of the documents and a number of the issues I 11 was thinking about while you were talking with 12 Mr. Shindel. 13 The first argument is the argument 14 that further disclosure is needed based on Rodgers’ 15 reading of Plaintiff’s Exhibit 3, which was the bank 16 presentation to the Cypress board concerning the 17 strategic buyers matrix. 18 THE COURT: Right. 19 MR. MICHELETTI: And on that one, Your 20 Honor, there are a number of problems with their 21 argument in that regard. The Court already picked up 22 on the alphabetical order one. 23 THE COURT: But the key issue here is 24 wouldn’t you agree with me — I know you won’t, but CHANCERY COURT REPORTERS

40 1 just bear with me — that there is a qualitative 2 difference between being in the top four and somewhere 3 on a chart of 30? The whole diagram is based on 4 setting up the top box in the right-hand corner about 5 the most likely potential acquirors, and they’re in 6 that top box. Isn’t that very different than saying 7 something about speculation about being among 30? 8 MR. MICHELETTI: I think the context 9 matters, Your Honor. It could be. 10 THE COURT: That’s my point. 11 MR. MICHELETTI: No, no, no. 12 THE COURT: That is the context. 13 MR. MICHELETTI: But not just the 14 context of what’s on the page but the context of what 15 was presented and what the record evidence is that 16 Mr. Shindel has tried to develop on behalf of 17 Mr. Rodgers that talks about this. Because I think 18 that’s dispositive. 19 In the Wayne County versus Corti case, 20 a matter I was involved in, Chancellor Chandler, in 21 rejecting a disclosure claim, said, “The fact that 22 something is included in materials that are presented 23 to a board of directors does not, ipso facto, make 24 that something material. Otherwise, every book that’s CHANCERY COURT REPORTERS

41 1 [provided] to the board and every presentation made to 2 the board would have to be part of the proxy 3 material .” Now, this is in a deal context but — 4 THE COURT: But we’re sort of in 5 partial disclosure land. For better or worse, and I 6 submit to you probably for better, you made a second 7 supplement. 8 MR. MICHELETTI: Right. 9 THE COURT: In the second supplement, 10 you characterize this slide as Canyon Bridge —11 speculation about Canyon Bridge being one of 30. Once 12 you characterize it, you’ve got to characterize it 13 correctly. 14 And now I’m asking you again, isn’t 15 there a qualitative difference between being among the 16 top four and just somewhere on that page? 17 MR. MICHELETTI: The board members 18 didn’t think so. That’s where I was going with this, 19 Your Honor, with the case law. Mr. Shindel asked them 20 about this. And what Chancellor Chandler said, former 21 Chancellor Chandler said — 22 THE COURT: I’m not sure I understand 23 why what the board members thought is relevant because 24 it’s the characterization of what’s on the page in an CHANCERY COURT REPORTERS

42 1 investment banker’s book that’s the disclosure. 2 MR. MICHELETTI: I understand, Your 3 Honor, but I think we’re down into the weeds on this, 4 too, respectfully. 5 THE COURT: We are in the weeds. I’ve 6 spent an entire day in the weeds. So I’d like to work 7 in the weeds. 8 MR. MICHELETTI: Right. Again, 9 respectfully, the way I understand the law — and I 10 haven’t had a chance to present this case to Your 11 Honor because they raised this in the reply brief 12 right after we issued the supplement, but the Courtney 13 case makes clear that you don’t have to disclose 14 something just because it’s put in front of the board. 15 You have to demonstrate that the board relied on it. 16 That’s what the law says. Which makes sense. 17 Otherwise, every time somebody puts a piece — this 18 page was part of a 97-page presentation. Right? And 19 the testimony around this page demonstrates the exact 20 opposite of the board relying on this as being 21 something meaningful. 22 Let me just walk the Court through the 23 facts because Mr. Shindel overlooked it. 24 THE COURT: All right. CHANCERY COURT REPORTERS

43 1 MR. MICHELETTI: The plaintiffs aren’t 2 even disputing this first one, which is this 3 presentation was provided at the investment bank’s 4 request. Right? In other words, this was part of a 5 bank rotation coming through the company, pitching 6 business. Right? And it was providing its views, not 7 something that the board asked for. This wasn’t some 8 company or bank that they had retained for this 9 purpose because the board wanted to understand these 10 issues. This was part of the pitch meeting. 11 That seems to make it in my mind 12 already suspect. Certainly, the stockholders aren’t 13 asked to vote on this. And again, it’s their burden 14 to prove that this somehow moves the dial, and I just 15 don’t see it. I don’t see how it’s in any way, shape 16 or form germane to the question of who to elect to the 17 board. 18 It’s not a situation where you’re in a 19 deal case and board presentations on critical board 20 decisions need to be disclosed. It’s far from that. 21 Right? It’s just one slide out of 100 that the 22 testimony makes clear — and I’ll just walk through 23 with the Court the testimony. 24 Director Albrecht said, We didn’t go CHANCERY COURT REPORTERS

44 1 into great detail into any of these top companies. 2 Benhamou said, We discussed many but 3 not all of the names. We discussed Canyon Bridge 4 along with the other names. We discussed several 5 others but didn’t place any great importance on it. 6 Mr. Bingham said, We, meaning the 7 board, talked about the fact that it seemed odd that 8 all four of these companies were in that upper 9 right-hand box because they’re all investment firms. 10 Not a single director said, We somehow 11 assimilated this information and relied on it as if it 12 was material to some sort of board decision that was 13 made at this meeting. 14 So I think the context is critical 15 here in terms of deciding whether this is even 16 something to focus on. The board didn’t rely on. 17 There is no mandatory requirement that just because 18 one page out of 100 was submitted to a board and it’s 19 something that Mr. Rodgers is interested in because of 20 the proxy fight, that it needs to be disclosed. 21 You know, in that sense, Your Honor, I 22 think the evidence supports that the board considered 23 what was said and they didn’t ascribe any greater 24 value to those four companies than anywhere else. And CHANCERY COURT REPORTERS

45 1 I think that’s why the disclosure was made the way it 2 was, Your Honor. It’s consistent with the way the 3 record played out, as the company understands it. 4 And, again, the board didn’t rely on this in any way, 5 shape or form, and Mr. Shindel hasn’t proven it. And 6 it’s his burden. 7 Unless Your Honor has any other 8 questions on this particular document, I’ll just turn 9 to the next issue. 10 THE COURT: Which is? 11 MR. MICHELETTI: I think I’ve got this 12 right. The next issue relates to Plaintiff’s Exhibit 13 6, which is a couple of WeChat messages that appear in 14 this document with — 15 THE COURT: That’s the one that’s in 16 native? 17 MR. MICHELETTI: Exactly. And so you 18 have to identify the text messages or whatever you 19 call them, chat messages, by column. So I’m looking 20 at number 421 and 422 because I think that’s the one 21 Mr. Shindel was thinking about when he was making the 22 argument. 23 So, number one, he already admits that 24 this is cumulative of other discussions along these CHANCERY COURT REPORTERS

46 1 lines that were in the proxy. He’s just now focused 2 on one that was made in December. I think Mr. Shindel 3 was confused when he said October earlier. 4 Our understanding, the way we read his 5 brief, his argument is that the exchange in Cell 421 6 and 422 should be disclosed because a person from 7 Canyon Bridge identified among other companies as 8 speculated targets for consolidation are, and then 9 there’s ticker symbols listed, including CY for 10 Cypress. And then Cell 422, it looks like Mr. Bingham 11 responded by saying, “This speculation is persistent 12 here.” Right? 13 He’s not disclosing any — he’s 14 certainly not disclosing any material nonpublic 15 information in this chat. He’s only agreeing that 16 speculation generally exists concerning Cypress. 17 You know, I’ve been doing this for a 18 decent amount of time. I think in many respects it’s 19 no different than management when somebody addresses 20 this publicly in some fashion saying “no comment” or 21 “yeah, there’s a bunch of rumors” or something to 22 deflect, you know, a comment and to go any further. 23 It certainly doesn’t confirm — saying “This 24 speculation is persistent here” doesn’t confirm rumors CHANCERY COURT REPORTERS

47 1 to be true. That’s for sure. I’m not sure it really 2 moves the dial on anything. 3 And, frankly, if there was some sort 4 of transaction consideration at Cypress — and, you 5 know, to my knowledge, there isn’t; this is a 6 hypothetical — but that’s the kind of response you’d 7 want one of your executives to give, anyway, just 8 deflect it off. 9 So beyond that, Your Honor, I think 10 the disclosure that’s already been made in the 11 supplements is sufficient. And again, based on the 12 Wolf case, I don’t view any of this and Cypress 13 doesn’t view any of these issues as material. And 14 Mr. Shindel hasn’t carried his burden on that. 15 In terms of the executive assistant 16 issue, let’s turn to that. That one is based — this 17 is the argument that Mr. Bingham’s executive assistant 18 had to stop being paid by Canyon Bridge. Right? 19 Which was disclosed. That comes from Plaintiff’s 20 Exhibit 11, which is Mr. Bingham’s — which is Mr. — 21 I forget. Sorry. I think I gave you the wrong 22 number. That comes from — yeah, plaintiff’s 23 Exhibit 11, which is the code of conduct. 24 And the argument is that it must mean CHANCERY COURT REPORTERS

48 1 that his assistant was deemed to be working for a 2 competitor and, therefore, Mr. Bingham should fall 3 into the same category, that he was also working for a 4 competitor of Canyon Bridge. 5 But the reality is, Your Honor — and 6 this one is an easy one — is that Mr. Bingham 7 testified about this at his deposition. There’s 8 disclosure on this, in the second supplement, at page 9 4. And Mr. Bingham testified about this at page 183 10 of his depositions about why she lost her salary. 11 He said, I was asked by the board to 12 terminate that salary because of the provision in the 13 Cypress code of conduct that says you can’t have two 14 jobs. Right? He doesn’t say, It was because of a 15 conflict. 16 And the guidelines are at Plaintiff’s 17 Exhibit 11, and there is a section, Roman III(d)(i) 18 that talks about employment and outside employment. 19 THE COURT: Give me one second, 20 please. Roman III(d)(i). All right. 21 MR. MICHELETTI: So the second 22 sentence: “Our policies prohibit any employees from 23 accepting simultaneous employment of any kind without 24 written permission of the company.” That’s the CHANCERY COURT REPORTERS

49 1 provision that’s applying, not because — 2 THE COURT: How do I know that? 3 MR. MICHELETTI: Well, number one, 4 that’s what Mr. Bingham said—5 THE COURT: No, it — 6 MR. MICHELETTI: — testified. And 7 that’s what’s being —- 8 THE COURT: I read Mr. Bingham’s 9 testimony. And the issue I have with that testimony 10 is I don’t know if it’s the first part of that 11 sentence or the second part of that sentence that he 12 was speaking about. It’s one of the two, best I can 13 understand, but I don’t know which part. 14 MR. MICHELETTI: Right. Well, the 15 problem is that — 16 THE COURT: Can you point me to 17 anything else in the record that indicates it was 18 absolutely the first part? 19 MR. MICHELETTI: Just the disclosure 20 itself, Your Honor. 21 THE COURT: Well, the disclosure 22 itself — let’s get it out — I don’t believe it gives 23 a reason. I think it just says — let me just get it. 24 It’s a nice redlined version of it in the reply brief. CHANCERY COURT REPORTERS

50 1 It says, “For the first few months of 2 2017, Canyon Bridge paid Mr. Bingham’s executive 3 assistant at Cypress for the work she did on a 4 part-time basis for Canyon Bridge. Cypress management 5 asked Mr. Bingham and Canyon Bridge to discontinue 6 this practice, which they did.” 7 MR. SHINDEL: Right. 8 THE COURT: It doesn’t give any 9 reason. 10 MR. SHINDEL: Right. That’s the 11 record evidence that Mr. Shindel has, though, to make 12 this argument. 13 THE COURT: Right. 14 MR. SHINDEL: It’s not my burden to 15 disprove it. It’s his burden to prove — 16 THE COURT: What he has provided is 17 testimony from Mr. Bingham saying she had to give it 18 up because of a provision in the code that says you 19 can’t have two jobs. I’ve looked at the code, and 20 there is a provision that talks about not having two 21 jobs. One reason could be any second job because you 22 didn’t get written permission. Another part of the 23 same provision is a written job with certain people 24 that you just can’t do, period. I mean there is no CHANCERY COURT REPORTERS

51 1 express carve-out. Could be either one. But the 2 point is it’s because of that provision. 3 MR. MICHELETTI: I understand. 4 THE COURT: That’s what he has 5 testified to. 6 MR. MICHELETTI: That’s what he’s 7 arguing. I understand. And that’s what Mr. Bingham 8 has said — 9 THE COURT: That’s what he testified 10 to. 11 MR. MICHELETTI: I understand. 12 THE COURT: Do you disagree with his 13 testimony? 14 MR. MICHELETTI: No, no, no, I 15 understand. I didn’t understand — maybe let me 16 answer it this way, Your Honor. 17 Again, I don’t think that the Court, 18 respectfully, comes into this thinking that the 19 disclosure is presumptively inaccurate or mistaken. I 20 also think the law says it’s incumbent on Mr. Shindel 21 to develop the record if he’s going to make an 22 argument like that. Because I can easily explain to 23 the Court why that provision of the code makes sense 24 under the circumstance and why it wouldn’t apply to CHANCERY COURT REPORTERS

52 1 Mr. Bingham, and I will do that. 2 But it’s not incumbent on me to create 3 the record for Mr. Shindel to be able to argue that 4 that’s not, in fact, what happened. Because it’s 5 plausible the way I’ve described it that that 6 provision applies. And that’s what — respectfully, I 7 think that’s what Mr. Bingham was trying to say at the 8 deposition. 9 First of all, let me just talk about 10 what hasn’t been developed. There is no evidence in 11 the record that Mr. Bingham’s executive assistant was 12 asked not to accept a Canyon Bridge salary because it 13 was a competitor. That question could have been asked 14 and it could have been addressed directly, and it 15 wasn’t. 16 There is no evidence that — and 17 Mr. Shindel had a ton of documents too. There is no 18 evidence that the code provision prohibiting 19 employment with a competitor was implicated either. 20 And he didn’t even attempt to try to address that 21 directly either, other than the way Mr. Bingham 22 addressed it. 23 No director testified they viewed 24 Canyon Bridge as a competitor, something that we CHANCERY COURT REPORTERS

53 1 repeatedly disclosed over and over in our papers. 2 That’s been the board’s conclusion. That’s not even 3 at issue today. In fact, the board concluded that — 4 THE COURT: I’m sorry. Can you just 5 repeat what you said? 6 MR. MICHELETTI: Sure. No director 7 has testified that they viewed Canyon Bridge as a 8 competitor. There is no evidence of that in the 9 record. It’s not even at issue today. 10 It’s also true that the board 11 concluded that Canyon Bridge was not a competitor. 12 Mr. Rodgers had the opportunity to 13 depose the company’s CFO, who is charged with 14 administering the code as to employees. So that —15 didn’t even attempt to develop any evidence about this 16 at his deposition, Mr. Trent’s deposition either, the 17 CFO. He had the opportunity. He didn’t do it. He 18 can’t come in now and make the argument that he’s 19 proved his case. 20 Now let me explain why that provision 21 would apply to her and not to Mr. Bingham because I 22 think that at least gives the Court the logical 23 understanding of why we’re arguing this. 24 It requires written permission of the CHANCERY COURT REPORTERS

54 1 company. Right? And the argument is that she did not 2 seek written permission of the company before she took 3 the employment at Canyon Bridge and was being paid for 4 it. 5 THE COURT: I’m sorry. Whose argument 6 is that? 7 MR. MICHELETTI: Well, my contention 8 is that’s the reason why this code provision applies. 9 That’s the company’s position. 10 Mr. — 11 THE COURT: I don’t want to go around 12 in circles because I think we just sort of covered 13 this. I get what the argument is that you’re making 14 to me, that that’s the part, but I haven’t seen 15 anything in the record that confirms that necessarily 16 was the reason as opposed to the latter part of the 17 same sentence. If there is something you can point me 18 to to help me with that, I’d like to hear it. 19 MR. MICHELETTI: Mr. Bingham raised 20 before he officially joined Canyon Bridge the prospect 21 of joining the board on November 4th at the board 22 meeting, and he received approval at that meeting. So 23 he is not similarly situated to the secretary. 24 Again, Your Honor, I feel like I’m in CHANCERY COURT REPORTERS

55 1 this awkward place where I’m trying to justify why we 2 didn’t disclose something where it’s his burden of 3 proof to prove why we need to disclose something, and 4 I don’t think he’s carried the burden. 5 THE COURT: Yes. On the other hand, 6 like I said before, a lot of this is coming up today 7 in the context of you’ve made a decision about the 8 second supplement. It’s there. Frankly, it was the 9 right decision. But you’ve got to characterize things 10 correctly. 11 MR. MICHELETTI: Right. 12 THE COURT: So that’s our context. 13 MR. MICHELETTI: I understand. 14 Although can I take it up one level, Your Honor, 15 respectfully, and just say, she’s not up for election. 16 Right? And I understand the inference they want to 17 draw. Right? But I think we’re extremely far removed 18 from the law — from the case law under Delaware and 19 Wolf versus Assaf that says what needs to be 20 disclosed. I think we’re far removed from that. 21 We’re more in the category of either approaching 22 Dante’s inferno or we’re on the other side of it where 23 we’re talking about masochistic litany of minutiae, 24 respectfully, Your Honor. CHANCERY COURT REPORTERS

56 1 Let me turn to the next argument, 2 which is — 3 THE COURT: Oracle. 4 MR. MICHELETTI: — oracle. 5 THE COURT: Tell me, on that one, has 6 it been the subject of Mr. Rodgers’ fight letter, the 7 whole Oracle thing? 8 MR. MICHELETTI: I think so. 9 THE COURT: It has come up. 10 MR. MICHELETTI: And, Your Honor, more 11 importantly, the fact that he’s a former Oracle 12 director was disclosed in the definitive proxy back in 13 April. It’s listed in his qualification section as 14 having left Oracle. Again, the way I read the case 15 law, anything more than that is not required. 16 The next one is the bank account issue 17 concerning signature authority. To be honest with 18 you, Your Honor, it wasn’t really clear to me the 19 direction that Mr. Shindel was going with that 20 argument today, but as I understood it from his 21 briefing, he thinks that we, the company, should 22 disclose that Mr. Bingham controlled the Canyon Bridge 23 bank account and described the amount of money that 24 Mr. Bingham testified and Mr. Chow testified was in CHANCERY COURT REPORTERS

57 1 the account. 2 I think the amount of money clearly 3 falls into the immaterial category, especially given 4 the public disclosure that Canyon Bridge was funded in 5 September 2016 with an initial 1.5 billion funding 6 commitment. I think it doesn’t — I don’t think it 7 moves the dial at all. It’s a drop of water in the 8 ocean. 9 On the other hand, the control, that’s 10 not what Mr. Bingham testified at his deposition. The 11 words “controlled the account” never comes out of his 12 mouth, never comes out of Chow’s mouth either. Right? 13 He had signatory authority, and that’s been disclosed, 14 so I don’t think that there’s any issue there. 15 THE COURT: Well, I think there were 16 two things, if I recall correctly, the other side is 17 looking for here. One is a reference to the amount in 18 the account as of the date he gained signature 19 authority. Let’s put that to the side. 20 MR. MICHELETTI: Yep. 21 THE COURT: The second issue is when 22 he gained signature authority, because the disclosure 23 in the supplement I believe refers to “by December.” 24 They’re saying it should say as of I think CHANCERY COURT REPORTERS

58 1 November 9th is the date they focus on. 2 Could you address the timing issue for 3 me? 4 MR. MICHELETTI: Sure, Your Honor. 5 Again, I’ll start by saying I think it falls into the 6 category of four or five levels down, it doesn’t move 7 the dial, and it’s not material, under the applicable 8 law. 9 Second, I don’t think he’s proven how 10 that date, that specific precise date, would be 11 material to anyone. I don’t. 12 And, third, we identified that he had 13 signature authority to sign checks from the Canyon 14 Bridge account at Wells Fargo before that date, this 15 is at page 6 of the second supplement, before 16 December. 17 Stockholders — again, I don’t want to 18 be in a position where I’m trying to disprove why or 19 trying to prove why we don’t have to disclose 20 something. That’s not the burden. Mr. Shindel hasn’t 21 explained how that affects the total mix whatsoever. 22 We’re in that masochistic litany of minutiae. 23 The last issue Mr. Shindel mentioned 24 is that he wants further disclosures about CHANCERY COURT REPORTERS

59 1 Mr. Bingham’s titles. If you look at the second 2 supplement, Your Honor, Mr. Bingham is referenced 3 repeatedly as “founding partner” throughout that 4 narrative. I just don’t see what else could be 5 additive there, let alone material. 6 THE COURT: Can we just go back for a 7 second? I had the wrong date. 8 MR. MICHELETTI: Sure. 9 THE COURT: So what he’s seeking to 10 have it changed to is “by November 3rd” that he had 11 signatory authority. And presumably the reason for 12 that is the Lattice press release comes out or the 13 Canyon Bridge press release concerning Lattice comes 14 out either that day or the next. I’ve forgot now. 15 But the November 4th board meeting then occurs and 16 everybody learns about it at Cypress. 17 Now, putting a sharper point on those 18 two dates, tell me again why the timing doesn’t matter 19 from your perspective. 20 MR. MICHELETTI: Again, number one, 21 because the material benchmarks are already disclosed 22 about all of those points in the definitive proxy, the 23 first supplement, and the second supplement. The 24 specific date, I don’t see how it changes the dial. CHANCERY COURT REPORTERS

60 1 Their argument, Your Honor, is they 2 want to — I think, respectfully, their argument in 3 the brief was they want Cypress to disclose that he 4 had control over that account. The most they’d have 5 in the record from Mr. Bingham on this is that he had 6 signatory authority. That’s it. As did one other 7 employee, according to Mr. Chow at his deposition. 8 Right? I don’t see how that moves the dial, 9 respectfully. It’s a drop of water in the ocean, a 10 disclosure that already exists. 11 I just don’t — again, it’s not my 12 burden to disprove the materiality. It’s 13 Mr. Shindel’s burden to prove the materiality. I 14 think he’s fallen far short and fallen far short of 15 the Delaware law that applies. 16 THE COURT: All right. 17 MR. MICHELETTI: Your Honor, with 18 that, unless you have any other questions about those 19 arguments — 20 THE COURT: I do have one. So on 21 these conflict guidelines — 22 MR. MICHELETTI: Right. 23 THE COURT: — I lost the exhibit 24 number now. Do you know what I’m referring to? It’s CHANCERY COURT REPORTERS

61 1 attached to the board minutes. Exhibit 8 of the board 2 minutes, the three guidelines and then the recital. 3 MR. MICHELETTI: Oh, right, Your 4 Honor. Yes. 5 THE COURT: Can you point me to that 6 document? 7 MR. MICHELETTI: I’m glad you reminded 8 me of that. 9 THE COURT: I have it right here. 10 I guess my question to you is, first 11 of all, help me out. I’m looking at Exhibit 43, the 12 minutes for the December 19th board meeting. 13 Now let’s just do the basics first. 14 You’re not disagreeing with Mr. Shindel, are you, 15 about the fact that these three guidelines that are in 16 the bullets are publicly available? 17 MR. MICHELETTI: They are publicly 18 available. 19 THE COURT: Okay. Just tell me the 20 context of that. How did they become publicly 21 available? 22 MR. MICHELETTI: It was disclosed 23 in — I believe it was disclosed in the first 24 supplement or the second supplement. CHANCERY COURT REPORTERS

62 1 THE COURT: So they just quote these 2 three bullets? Is that the idea? 3 MR. MICHELETTI: Yes. 4 THE COURT: But it doesn’t include 5 like the definitions? 6 MR. MICHELETTI: Well, I think the 7 only definition that would be relevant is the 8 definition of “the Company.” And if you look at the 9 second supplement here, I believe where it was 10 disclosed, or the first supplement — maybe it’s the 11 first supplement. 12 THE COURT: Actually, what would help 13 me is if you show me the first supplement where this 14 stuff appears. 15 MR. MICHELETTI: It’s Plaintiff’s 16 Exhibit 52. 17 THE COURT: Give me a second. 18 All right. 19 MR. MICHELETTI: So if you look at 20 Plaintiff’s Exhibit 52, and you’ll see it’s getting 21 harder and harder for me to see this, but it’s on the 22 second page about two-thirds of the way down, you can 23 see the protocol, the second — there is a bold line 24 there right above that. It says, “At the next board CHANCERY COURT REPORTERS

63 1 on December 19th, 2016,” right there, it discloses the 2 bullets. 3 THE COURT: All right. Now, just 4 looking at this, on the prior page, for purposes of 5 this document, Cypress is defined as “Company.” 6 Right? 7 MR. MICHELETTI: Exactly. That was 8 the point I was going to make, Your Honor. 9 THE COURT: All right. I’m not trying 10 to do your work for you, but — all right. Okay. 11 Anything else on this? 12 MR. MICHELETTI: No. I mean, I think 13 it’s self-explanatory, especially with the defined 14 term on the first page. 15 THE COURT: Okay. 16 MR. MICHELETTI: Let me turn to 17 Mr. Shindel’s remaining arguments, which I think go to 18 timing and gamesmanship. It’s disappointing that it 19 gets dragged into the mud like this. I can go on as 20 to why the gamesmanship argument is a cheap shot and 21 further mudslinging. And, frankly, I think it’s just 22 evidence that they don’t have a grasp on the law here 23 that applies and haven’t satisfied their burden to 24 prove materiality of any of these in-the-weeds CHANCERY COURT REPORTERS

64 1 disclosures. But what I’ll say is a couple things. 2 They say we overdesignated documents. 3 Let me just start with that, quickly, because I know 4 Mr. Gardner and Mr. Majarian are quite upset about 5 that. It’s not even — 6 THE COURT: They look very upset. 7 MR. MICHELETTI: They’re always upset. 8 It’s not even close. It’s actually — 9 THE COURT: Well, tell me — let’s 10 start with an easy one. Why is the code of conduct 11 stamped “confidential” since it’s a publicly available 12 document? 13 MR. MICHELETTI: The code of conduct 14 is not stamped “confidential.” There was a draft that 15 was stamped “confidential” if I recall correctly. If 16 that’s not the case, it should not have been — 17 THE COURT: So 11 is a draft? 18 MR. MICHELETTI: I’ll just say, Your 19 Honor, if the code of conduct is a publicly available 20 document and it was marked “confidential” — 21 THE COURT: What do you mean “if”? 22 You don’t know? 23 MR. MICHELETTI: It is. It’s 24 available. If it was marked “confidential,” it’s in CHANCERY COURT REPORTERS

65 1 error. But there is a draft, and some of the drafts 2 were produced. 3 THE COURT: Am I wrong or right about 4 the following: There is an e-mail, the Benhamou 5 e-mail about the likelihood of conflicts, let’s state 6 it in a neutral way, which I believe I de-designated 7 in a prior hearing. 8 MR. MICHELETTI: Right. 9 THE COURT: It is still in here 10 stamped as “confidential.” 11 MR. MICHELETTI: That must be an 12 error, Your Honor, because they’ve already used it 13 publicly. There is no dispute over that. 14 THE COURT: But you stamped it as 15 “confidential” in your appendix. 16 MR. MICHELETTI: Then it was an error, 17 Your Honor. I apologize. 18 THE COURT: All right. 19 MR. MICHELETTI: It was in connection 20 with our briefing filed over the weekend. I mean, it 21 was just a little bit of a flurry of activity. So I 22 apologize, Your Honor, if that was the case, but I can 23 tell you there’s been no intent to overdesignate. Let 24 me just respond to this slightly, Your Honor, because CHANCERY COURT REPORTERS

66 1 I want to dispel this on the record. Their argument 2 is that we’ve designated everything confidential. 3 That’s a false statement. I’m just going to say, it’s 4 not true. 5 THE COURT: Well, am I correct that 6 Mr. Rodgers’ own letter to the board is in your 7 appendix stamped “confidential”? 8 MR. MICHELETTI: If it is, that’s an 9 error. 10 THE COURT: No. Not “if.” Is it? 11 MR. MICHELETTI: I don’t have it in 12 front of me, Your Honor. I can tell you, we produced 13 it without a “confidential” — 14 THE COURT: Exhibit 45. Take it look. 15 MR. MICHELETTI: If it is, it was a 16 mistake. 17 THE COURT: Take a look. 18 MR. MICHELETTI: Your Honor, after 19 consulting with my colleagues, they tell me that it 20 was — all the exhibits were filed under seal but it 21 was not designated as confidential. 22 THE COURT: All right. There are 23 several I think they’re e-mail communications from a 24 shareholder named Pollock. CHANCERY COURT REPORTERS

67 1 MR. MICHELETTI: Right. 2 THE COURT: Is it your contention 3 those are confidential? 4 MR. MICHELETTI: I’m not immediately 5 aware of them, Your Honor, but if it was a public 6 communication from a stockholder to the company, then, 7 no, they would not be confidential. 8 Like I said, there is no intent — 9 THE COURT: I’m sorry. So if they’re 10 e-mails from the public, you’re not contending they’re 11 confidential. I just want to know one way or the 12 other. 13 MR. MICHELETTI: I don’t have it at 14 the tip of my tongue, Your Honor, but if — I’m saying 15 if it was something a stockholder sent to the company 16 and it was a — I doubt it would be — I doubt I would 17 call it confidential, Your Honor. 18 There is no intent to try to keep 19 things overdesignated as confidential. 20 THE COURT: I’m really not interested 21 right now in doubt. I’m really interested in the 22 position. 23 MR. MICHELETTI: Sure. 24 THE COURT: Yes or no, you would agree CHANCERY COURT REPORTERS

68 1 it should be unsealed? 2 MR. MICHELETTI: I’m happy to look at 3 the document specifically, Your Honor, and make the 4 argument. 5 THE COURT: Well, let’s put it a 6 little differently. Is there some company policy you 7 can point me to that when it gets a letter from a 8 stockholder or an e-mail from a stockholder, it’s 9 going to be viewed as confidential? 10 MR. MICHELETTI: To my knowledge, Your 11 Honor, no. 12 THE COURT: All right. So why don’t 13 you take a look at Exhibit 56 and Exhibit 57 and 14 Exhibit 58. 15 MR. MICHELETTI: Your Honor, again, 16 I’m looking at the face of this. I don’t see 17 confidential information. My client is here. I can 18 make a call on it shortly after the hearing. 19 THE COURT: Well, I anticipate ruling 20 at this hearing. 21 MR. MICHELETTI: Okay. 22 THE COURT: All right? 23 MR. MICHELETTI: Again, Your Honor, I 24 will say it a fifth time because I truly mean this: CHANCERY COURT REPORTERS

69 1 there was no intent to try to conceal anything. If 2 the exhibits came out overdesignated, it’s only 3 because we were rushing over the Memorial Day weekend. 4 THE COURT: Okay. 5 MR. MICHELETTI: I will say, just to 6 be clear, to my knowledge, we have produced 7 Mr. Rodgers’ letter to the Cypress board of directors, 8 Rodgers’ Section 220 demand letter, Cypress’ response 9 to the 220 demand letter, Rodgers’ Section 220 10 complaint, Rodgers’ summon for the 220 action, 11 Rodgers’ breach of fiduciary duty action complaint, 12 and Cypress First, which I believe is the website. We 13 haven’t marked any of those as confidential, or if we 14 did initially, they’ve been de-designated. And there 15 is a whole host of others. The statement that we’ve 16 marked every document in the case as confidential is 17 not true. We’ve tried to be as responsible as we can. 18 There was a comment where Mr. Shindel 19 said that Mr. Bingham doesn’t intend to leave Cypress. 20 Your Honor — or Mr. Bingham, excuse me, intends to 21 leave Cypress. That’s not what’s been disclosed. 22 What it says is Mr. Bingham intends to leave his 23 position as executive chairman, not that he’s leaving 24 Cypress. I just want to make that point clear. CHANCERY COURT REPORTERS

70 1 THE COURT: Is that last part 2 disclosed, that he’s going to leave his position as 3 executive chairman? 4 MR. MICHELETTI: It’s been disclosed 5 in the second supplement, I believe. 6 THE COURT: And what’s the timing 7 that’s disclosed about that? 8 MR. MICHELETTI: He says — the 9 disclosure says, “It is expected that Mr. Bingham will 10 transition out of the executive chairman role by the 11 end of the calendar year.” 12 THE COURT: Okay. 13 MR. MICHELETTI: Not that he’s leaving 14 the company. I just want to make that clear. 15 THE COURT: Thank you. 16 MR. MICHELETTI: The only other point 17 I’ll make, Your Honor, is on timing. And, again, I 18 start from the premise that we’re talking about 19 nonmaterial information here. Nine days is more than 20 sufficient. Nine days starting from Tuesday, when it 21 was filed, should be more than sufficient to be able 22 to be disseminated to stockholders. It was mailed 23 yesterday. 24 Mr. Rodgers ignores a whole host of CHANCERY COURT REPORTERS

71 1 cases, including some decisions from this Court, that 2 have held that eight does is sufficient, five days is 3 sufficient, nine days is sufficient. 4 THE COURT: Well, it’s all very 5 context-specific. Can you point me to one where 6 there’s been an active proxy contest going on and 7 that’s what a Court held? 8 MR. MICHELETTI: Well, Your Honor, no, 9 except that I can point you to a number of cases where 10 the Court has said, This is not really material 11 information and so the amount of time prior to the 12 meeting doesn’t really matter. 13 What I can tell you, again, just to 14 circle back to where I was at the beginning of the 15 argument, Mr. Rodgers doesn’t cite a single case that 16 enjoins an annual meeting on the basis that he’s 17 trying to enjoin one here. None. And he doesn’t cite 18 any case that addresses timing in this context either. 19 To my knowledge, Your Honor, I don’t 20 think there are any cases along these lines, again, 21 because I don’t think this is something that the Court 22 does, frankly, especially when we’re down to the end, 23 talking about the type of disclosures that Wolf versus 24 Assaf says should not be disclosed. CHANCERY COURT REPORTERS

72 1 That’s all I have, Your Honor, unless 2 you have any questions. 3 THE COURT: Let me just check and see 4 if I had anything else. 5 MR. MICHELETTI: Sure. 6 THE COURT: No, I have nothing else. 7 Thank you, Mr. Micheletti. 8 Mr. Gardner, you have something else. 9 MR. GARDNER: Yes. At the risk of 10 frustrating Your Honor — 11 THE COURT: Are you 12 Mr. De-Designation? 13 MR. GARDNER: I just can’t help myself 14 but to point out we were talking about Exhibit 45 15 being filed under seal, and that’s Plaintiff’s Exhibit 16 45. So it’s 45 to the affidavit of April Ferraro, so 17 it’s Plaintiff’s 45. I just wanted to clarify that it 18 wasn’t filed by the defendants under seal. It was 19 filed by the plaintiff. 20 THE COURT: All right. Everything in 21 the appendix was just stamped that way. Right? 22 MR. GARDNER: Yeah. Certainly, we’re 23 making no criticism of the plaintiff for filing on a 24 quick turnaround their exhibits under seal. That’s CHANCERY COURT REPORTERS

73 1 pretty standard. We do the same thing. We made a 2 filing at 5:00 before Memorial Day. But that 3 particular exhibit, I just wanted to point out. 4 THE COURT: Thank you, Mr. Gardner. 5 Mr. Shindel? 6 MR. SHINDEL: At multiple points 7 during his presentation, Mr. Micheletti talked about 8 the fact that I supposedly failed to prove my case. I 9 do feel compelled to point out that, as Your Honor 10 mentioned, we’re not here at a trial. I do have a 11 burden here but I don’t have to prove my case. I have 12 to prove that there is a reasonable probability after 13 trial that I could prove my case. I just felt like 14 that merited mentioning. 15 Mr. Micheletti focused heavily on the 16 Wolf decision. I think part of the problem and the 17 part of the law — I was accused of ignoring the law. 18 The part of the law that Cypress and the board 19 routinely ignore is the law about partial disclosures 20 and what happens when you start traveling down the 21 path, making some disclosures, and then needing to 22 make full disclosures. 23 And from the get-go, there have been a 24 series of disclosures about what Mr. Bingham CHANCERY COURT REPORTERS

74 1 supposedly did or didn’t do and the timing of things. 2 And all his disclosures have been false, and because 3 Mr. Bingham wasn’t forthcoming with the board, it 4 seems. But, you know, the board — that doesn’t 5 absolve the board of its duty to disclose information 6 honestly to stockholders. 7 So the Morgan Stanley presentation, 8 there’s a disclosure that’s one of 30, and Your Honor 9 picked up on it immediately. I’m not going to 10 directly dwell on the issue. But it’s not fair for 11 the board to put out misleading partial disclosures 12 and then claim, We’re just down in the weeds. This is 13 minutiae. This is a death spiral. 14 I mean, if that were true, if the law 15 allowed a board to do that, what incentive would there 16 be for the board to be forthcoming in the first place 17 if the board can put out just whatever rosy story it 18 wanted to regardless of what the facts said and then 19 say later on, All we need to do is disclose what other 20 companies this guy works for and that’s enough. Sort 21 of the standard, Mr. Bingham serves as a director at 22 blah, blah, and that’s enough. That’s not enough here 23 because they went down a road of disclosing false 24 information to stockholders and now they have to come CHANCERY COURT REPORTERS

75 1 clean. 2 This issue about the executive 3 assistant and why she was — why the board asked 4 Mr. Bingham to terminate her employment at Canyon 5 Bridge, you know, it’s one of two options. 6 I will say, and I think I mentioned in 7 my opening remarks that I think the clear inference is 8 that it can only be the competitor piece of the code. 9 And it’s Exhibit 52 to our opening brief or to the 10 transmittal affidavit that was part of opening brief. 11 It’s the first supplement. 12 And if you turn, counting the cover 13 page, it’s the fourth page in, the first paragraph at 14 the top of the page I’m looking at says “From 15 December 16, 2016, to December 23, 2016.” 16 THE COURT: Give me one second. Yes, 17 I see it. 18 MR. SHINDEL: The next paragraph after 19 that, this is the disclosure about Mr. Bingham getting 20 written permission or not. And it says, “Mr. Bingham 21 did not seek approval of the company’s chief financial 22 officer to serve as a director of Canyon Bridge 23 Management Corporation because the board has 24 determined Canyon Bridge is not a competitor of the CHANCERY COURT REPORTERS

76 1 company and the board does not view his accepting this 2 board position as a violation of the code.” 3 So the board sloughs off the written 4 permission when it comes to Mr. Bingham because Canyon 5 Bridge supposedly isn’t a competitor, so the written 6 permission part can’t have anything to do with why his 7 assistant is being terminated. 8 THE COURT: I’m not sure I understand 9 why I would necessarily reason that. I mean, I get 10 what that disclosure says that you just pointed to me, 11 but I’m not sure why that rules out the second option 12 as to the assistant. 13 MR. SHINDEL: Well, I mean, maybe I’m 14 giving them too much of the benefit of the doubt. It 15 should rule it out if they’re being fair and 16 consistent in applying the code. 17 I guess the other explanation is that 18 the coda applies in one way to executive assistants 19 and another way to the executive chairman of the 20 board. If that is the case, that would seem to merit 21 disclosure to stockholders as well. 22 While I’m talking about the code, and 23 there’s been some colloquy back and forth about the 24 code being marked “confidential,” Cypress insisted on CHANCERY COURT REPORTERS

77 1 redacting a quote from the code of ethics that was in 2 our de-designation reply brief. So in the public 3 version of that brief, there is a direct code from the 4 code of ethics that is redacted because they asked for 5 it, because we have to submit the brief to them and 6 they get to designate redactions for the public 7 version. So a direct quote — 8 THE COURT: From the — let me make 9 sure I understand. They’re redacting part of the 10 code, but the code itself is public, isn’t it? 11 MR. SHINDEL: Correct. 12 My point is simply that this notion of 13 things being in error or it was a mistake, the brief 14 was given to them. Here are your redactions. They 15 redacted a direct quotation from the code of ethics. 16 THE COURT: Okay. 17 MR. SHINDEL: I was a little bit lost 18 about what the difference is between controlling a 19 bank account and having signature authority on a bank 20 account. Having signature authority on a bank 21 account, you control it. I don’t know what else 22 having signature authority on a bank account means. 23 That distinction was apparently meaningful to the 24 board but lost on me. CHANCERY COURT REPORTERS

78 1 Finally, with respect to Oracle, and 2 it’s a broader point than just Oracle, but again, the 3 confidentiality designations prevent us from putting 4 out in fight letters the details of what actually went 5 on. 6 What is material about the Oracle 7 situation is the fact that the Oracle Corporation, 8 which is far from a fly-by-night operation, recognized 9 a particular risk. The same risk exists at Cypress. 10 Oracle took one course of action. Cypress took 11 another one. The stockholders are entitled to know 12 what Oracle did and evaluate whether what their board 13 is doing is protecting them as stockholders. 14 Unless Your Honor has any further 15 questions, I feel like we’ve been here long enough and 16 I’ve kept you long enough. 17 THE COURT: Thank you, counsel. 18 I spent a lot of time working through 19 the weeds, and I’m going to give you a ruling now, 20 really for two reasons. One is there are time 21 exigencies associated with this; and, two, because I 22 have a lot of other matters I have to tend to. 23 Before the Court is the motion of 24 plaintiff, TJ Rodgers, to preliminarily enjoin the CHANCERY COURT REPORTERS

79 1 annual meeting of stockholders of Cypress 2 Semiconductor Corporation which is currently scheduled 3 for June 8, 2017. For reasons I’m going to explain, 4 I’m going to grant the motion and enjoin the 5 stockholder meeting until ten days after Cypress 6 supplements its disclosures to address several items I 7 will discuss in this ruling or until June 19, 2017, 8 whichever is later. 9 In addition, I’m going to grant 10 Rodgers’ request to de-designate certain documents but 11 only in a very limited respect, as I’m going to 12 explain in a few moments. And otherwise, I’m going to 13 deny that request. 14 Let me start with a little background. 15 On April 19, 2017, Cypress filed a 16 definitive proxy statement in connection with its 17 upcoming annual stockholder meeting. Cypress has 18 nominated all seven of its incumbent directors for 19 re-election at the stockholders’ meeting and Rodgers 20 has nominated a competing slate of two individuals for 21 election to the Cypress board to replace Cypress’ 22 executive chairman, H. Raymond Bingham and its lead 23 independent director, Eric A. Benhamou. 24 On April 24, 2017, Rodgers filed this CHANCERY COURT REPORTERS

80 1 action challenging certain disclosures in Cypress’ 2 proxy statement. On May 17, 2017, Cypress filed its 3 first supplemental proxy statement. 4 On May 30, 2017, after receiving 5 Rodgers’ opening brief in support of his motion for a 6 preliminary injunction in this action, Cypress filed a 7 second supplemental proxy statement disclosing 8 additional information for the apparent purpose of 9 mooting Rodgers’ request for relief. The next day, on 10 May 31, Rodgers filed his reply brief, which narrowed 11 down his disclosure allegations to what he described 12 as six categories of issues. 13 Let me frame the legal standard that 14 operates for today’s proceeding. A preliminary 15 injunction may be granted where the moving party 16 demonstrates first a reasonable probability of success 17 on the merits; second, a threat of irreparable injury 18 if an injunction is not granted; and, third, that the 19 balance of the equities favors the issuance of an 20 injunction. 21 Under Delaware law, directors have an 22 affirmative duty to disclose fully and fairly all 23 material information in the board’s control when 24 stockholder action is sought. A material fact is one CHANCERY COURT REPORTERS

81 1 that a reasonable investor would view as significantly 2 altering the total mix of information made available. 3 It is not necessary that a fact would change how a 4 stockholder would vote. 5 The materiality standard is an 6 objective one determined from the perspective of the 7 reasonable stockholder, not the directors or the other 8 party who undertakes to distribute information. 9 Persons nominated to serve on a 10 corporate board are normally required to present a 11 summary of facts relating to any actual or potential 12 conflict of interest. In addition, and this is 13 particularly important for today’s purposes, once 14 directors have traveled down the road of partial 15 disclosure, they must provide the stockholders with an 16 accurate, full, and fair characterization of the 17 disclosed events. 18 I’m now going to turn to the six 19 categories of issues identified in Rodgers’ reply 20 brief which I’m going to go through one by one. 21 First, Rodgers asserts that Cypress 22 should have disclosed that an investment bank 23 identified Canyon Bridge as among the most likely 24 acquirors of Cypress in a presentation to the Cypress CHANCERY COURT REPORTERS

82 1 board. 2 In its second supplemental proxy, 3 Cypress disclosed that — and I’m now quoting the 4 relevant part — “On November 4, 2016, an investment 5 bank presented to the Cypress board regarding the 6 continuing consolidation in the semiconductor industry 7 and speculated that Canyon Bridge might be one of 30 8 companies that could have an interest in Cypress.” 9 The investment bank presentation at 10 issue, however, identified Canyon Bridge not only as 11 one of 30 companies that might be interested in 12 acquiring Cypress but as one of four companies that 13 were the most likely to acquire Cypress. Having 14 traveled down the path of partial disclosure, Cypress 15 is under an obligation in my view to describe the 16 facts fully and fairly. 17 The complete and accurate disclosure 18 of this information is material to Cypress’ 19 stockholders’ evaluation of Bingham’s potential or 20 actual conflicts of interest and, thus, his fitness to 21 serve as a Cypress director. Stockholders will likely 22 draw different inferences from a statement that 23 Bingham is affiliated with one of 30 potential 24 acquirers of Cypress and a statement that Bingham is CHANCERY COURT REPORTERS

83 1 affiliated with one of the top four potential 2 acquirers of Cypress. 3 Therefore, Cypress shall supplement 4 the relevant paragraph in its second supplemental 5 proxy to include the following disclosure. And I’m 6 now blending what’s in it already with what I’m going 7 to require to be added. So now quoting, “Also on 8 November 4, 2016, an investment bank, at the 9 investment bank’s request, presented to the Cypress 10 board regarding the continuing consolidation in the 11 semiconductor industry and listed a number of 12 companies that Cypress may want to acquire. The 13 presentation also identified Canyon Bridge as one of 14 the four most likely potential acquirers of Cypress 15 out of 30 potential acquirers of Cypress.” 16 Rodgers’ second category concerns two 17 sets of communications. The first set consists of two 18 e-mails among two Canyon Bridge partners and an 19 investment bank which identified Cypress as a 20 potential M&A opportunity for Canyon Bridge. Bingham 21 was not among the senders or recipients of the 22 e-mails. Because Cypress will be required to disclose 23 that Canyon Bridge was among the top four potential 24 acquirers of Cypress, at least according to the one CHANCERY COURT REPORTERS

84 1 investment bank’s presentation, further disclosure of 2 this e-mail communication will not significantly alter 3 the total mix of information in my view and will not 4 be required. 5 The second set of communications — 6 and I’m still in the second category — concerns 7 certain mobile messages between Bingham and the other 8 partners of Canyon Bridge on December 28, 2016. In 9 this exchange, one of Canyon Bridge’s partners 10 commented that several companies, including Cypress, 11 were speculated to be targets for consolidation, to 12 which Bingham replied, “This speculation is persistent 13 here.” Rodgers contends that Bingham, through that 14 comment, communicated sensitive Cypress information to 15 Canyon Bridge. 16 That contention is unreasonable in my 17 view. Nothing indicates that what is itself described 18 as speculation that Cypress is a deal target is 19 sensitive Cypress information, especially considering 20 that Cypress is in a constantly consolidating 21 industry. 22 In fact, the very next message from 23 the other Canyon Bridge partner in reply to Bingham’s 24 comment states, “I think anything midcap with circa CHANCERY COURT REPORTERS

85 1 50-60% gross margins are viewed as targets nowadays.” 2 Thus, the entire conversation, viewed 3 in context, would reasonably be construed as a 4 discussion of an industry trend rather than Bingham 5 disclosing sensitive Cypress information; and, 6 therefore, the alleged omissions concerning these 7 communications are immaterial. 8 Turning to the third category, Rodgers 9 asserts that Cypress should have disclosed that by 10 November 3, 2016, Bingham had received signing 11 authority for checks from Canyon Bridge’s Wells Fargo 12 Bank account, which held at least $30 million in 13 prepaid Canyon Bridge management fees. That’s the 14 contention. 15 The second supplemental proxy 16 disclosed that, and I’m now quoting again, “Mr. Chow 17 granted Mr. Bingham and others signature authority to 18 sign checks from the Canyon Bridge account at Wells 19 Fargo before [December 2016].” 20 Rodgers argues that the amount of 21 money sitting in Canyon Bridge’s bank account is 22 material because “Canyon Bridge obviously would not 23 have given Bingham control over more than $30 millions 24 if Bingham’s status with Canyon Bridge was uncertain.” CHANCERY COURT REPORTERS

86 1 I disagree. 2 The second supplemental proxy 3 disclosed that Canyon Bridge had received a 4 $1.5 billion funding commitment by mid-September 2016. 5 Thus, a reasonable stockholder could infer that there 6 was a significant amount of capital in Canyon Bridge’s 7 bank account. The specific amount of that money, 8 whether it was $30 million or $100 million at the 9 time, is immaterial in that context. 10 In terms of the date by which Bingham 11 acquired signature authority, I reviewed the e-mails 12 and the deposition testimony Rodgers cited and cannot 13 determine from those sources whether he had obtained 14 that authority by November 3rd as opposed to some 15 later time in November, so I will not require further 16 supplementation concerning that timing detail. 17 As part of his third category, Rodgers 18 asserts in a rather conclusory fashion on page 18 of 19 his reply brief that Cypress should have disclosed 20 five additional pieces of information relating to 21 Bingham’s relationship with Canyon Bridge. Three of 22 those five pieces of information are publicly 23 available, namely that Bingham was listed as a 24 cofounder and partner of Canyon Bridge on Canyon CHANCERY COURT REPORTERS

87 1 Bridge’s website on November 2, 2016; that the 2 November 3, 2016, Canyon Bridge press release listed 3 Bingham as the investor contact for Canyon Bridge; and 4 that Lattice’s Schedule 14-A in connection with its 5 acquisition by Canyon Bridge referenced “the 6 experience and reputations of Canyon Bridge’s 7 cofounders,” including Bingham. 8 I also have little doubt that Rodgers 9 has drawn the attention of Cypress’ stockholders to 10 this already publicly available information during his 11 proxy contest. Thus, the alleged omissions concerning 12 these three pieces of information would not 13 significantly alter the total mix of available 14 information. 15 The fourth piece of information — and 16 I’m still on the third category — that Rodgers 17 contends Cypress should disclose is that on 18 October 13, 2016, a Canyon Bridge partner sent a 19 message to Bingham in the “Canyon Bridge partners 20 group” and stated “welcome aboard!” The second 21 supplemental proxy disclosed that “On October 12, 22 2016, Mr. Chow created ‘the Canyon Bridge partners 23 group’ chat group on an instant messaging platform 24 consisting of Messrs. Chow, Bingham, Kao and Kuo, CHANCERY COURT REPORTERS

88 1 which these individuals used to communicate with each 2 other.” Thus, the fact that Mr. Kuo sent a message to 3 Mr. Bingham on October 13th to welcome Bingham would 4 not significantly alter the total mix of information, 5 in my view. 6 The fifth and final piece of 7 information relevant to the third category again 8 implicates an issue of partial disclosure. In its 9 second supplement, Cypress disclosed that “On 10 November 13, 2016, Mr. Bingham received Lattice’s 11 Strategy Long Range Plan from Canyon Bridge.” 12 Rodgers contends that when Cypress 13 made this disclosure, it also should have disclosed 14 that: “The document was provided to Canyon Bridge 15 under a nondisclosure agreement that limited 16 dissemination of the Strategic Long Range Plan to 17 Canyon Bridge and its ‘Representatives,’ including its 18 ‘affiliates and its affiliates’ directors, officers, 19 employees, affiliates, partners, agents and 20 advisors.’” 21 I agree with Rodgers that, having gone 22 down the road of partial disclosure, it is necessary 23 to fully and completely explain the context in which 24 Bingham received Lattice’s Strategic Long Range Plan CHANCERY COURT REPORTERS

89 1 and thus will require that additional disclosure. 2 Rodgers’ fourth category concerns the 3 Cypress board’s recent determination that Bingham’s 4 assistant at Cypress was not permitted to receive a 5 separate salary from Canyon Bridge. The relevant 6 disclosure in Cypress’ second supplemental proxy 7 states, again, quoting, “For the first few months of 8 2017, Canyon Bridge paid Mr. Bingham’s executive 9 assistant at Cypress for the work she did on a 10 part-time basis for Canyon Bridge. Cypress management 11 asked Mr. Bingham and Canyon Bridge to discontinue 12 this practice, which they did.” 13 During Mr. Bingham’s deposition, he 14 acknowledged that he was asked by the board to 15 terminate that salary because of the provision in the 16 Cypress code of conduct that said you can’t have two 17 jobs. 18 In my view, the basis of the Cypress 19 board’s determination that Bingham’s assistant cannot 20 receive a separate salary from Canyon Bridge is 21 relevant to a stockholder’s evaluation of Bingham’s 22 own potential or actual conflict of interest. 23 Thus, Cypress should supplement its 24 disclosure on this issue so that the relevant CHANCERY COURT REPORTERS

90 1 paragraph shall read, now I’m quoting again, “For the 2 first few months of 2017, Canyon Bridge paid 3 Mr. Bingham’s executive assistant at Cypress for the 4 work she did on a part-time basis for Canyon Bridge. 5 Cypress management asked Mr. Bingham and Canyon Bridge 6 to discontinue this practice because of a provision in 7 Cypress’ Code of Business Conduct and Ethics governing 8 simultaneous employment of a Cypress employee. 9 Mr. Bingham and Canyon Bridge subsequently did so.” 10 Rodgers’ fifth category concerns 11 certain facts surrounding Bingham’s resignation from 12 the board of Oracle. During his deposition, Bingham 13 acknowledged that he resigned from Oracle’s board in 14 March 2017 after more than 14 years of service because 15 Oracle expressed concern that Bingham’s affiliation 16 with Canyon Bridge would compromise Oracle’s 17 relationship with the United States Government. 18 Oracle asked Bingham to choose between remaining on 19 the Oracle board or continuing with Canyon Bridge, and 20 Bingham chose to continue with Canyon Bridge. 21 Cypress did not disclose these facts 22 in its proxy materials and, in my view, does not need 23 to do so now because Oracle and Cypress are different 24 corporations, and the facts and circumstances CHANCERY COURT REPORTERS

91 1 surrounding a person’s service on one board versus the 2 other may implicate a whole host of different 3 considerations. Put differently, Rodgers has failed 4 to demonstrate, in my view, that the circumstances 5 surrounding Oracle’s business and Bingham’s service on 6 its board are so similar to those involving Cypress as 7 to demonstrate that Bingham’s decision to resign from 8 the Oracle board would be material to a stockholder’s 9 decision whether to reelect him as a director of 10 Cypress. 11 Rodgers’ sixth and final category 12 regards Cypress’ new conflict guidelines that were 13 adopted on December 19, 2016. The relevant portions 14 of Cypress’ first and second supplemental proxies 15 disclosed the content of the new conflict guidelines. 16 The second supplemental proxy also contained the 17 following statement, which I’m quoting, again: 18 “Accordingly, the Board believes that its adherence to 19 the Code and the protocol, along with its continued 20 exercise of its fiduciary duties, adequately and 21 effectively protects against potential conflict of 22 interest situations. The Board continues to review 23 and discuss the sufficiency and adequacy of its 24 conflict of interest policies and procedures to ensure CHANCERY COURT REPORTERS

92 1 that they can adequately and effectively protect 2 against potential conflict of interest situations.” 3 Rodgers argues that the Cypress board 4 should have informed its stockholders that the 5 conflict guidelines are deficient, but because the 6 content of the conflict guidelines was disclosed, 7 Rodgers is free to make his arguments about the 8 alleged deficiencies to Cypress’ stockholders. 9 An order compelling Cypress to 10 disclose that its conflict guidelines are deficient, 11 even assuming arguendo that the guidelines are indeed 12 deficient, would be tantamount to requiring the 13 directors of Cypress to engage in self-flagellation. 14 I’m also going to add, as to the three 15 conflict guidelines, I think it is clear from the 16 context of the first supplemental proxy that when it 17 references the word “Company,” it’s referring to 18 Cypress. 19 In summary, Rodgers has demonstrated 20 in my opinion a reasonable probability of success on 21 the merits concerning the three items that I’ve 22 discussed. 23 The irreparable harm element is 24 satisfied because, as this Court routinely has held, a CHANCERY COURT REPORTERS

93 1 breach of the duty of disclosure would deprive 2 stockholders of all material information with which to 3 make a fully informed decision. 4 The balance of the equities also tips 5 in favor of the issuance of a preliminary injunction. 6 Defendants did not identify any harm they would suffer 7 if the annual meeting is enjoined for a relatively 8 short period of time until supplemental disclosure is 9 made. Indeed, the incumbent directors will remain in 10 office during the period of the preliminary 11 injunction. 12 On the other hand, if the annual 13 stockholder meeting proceeds as scheduled, the 14 stockholders of Cypress would have to vote based on 15 potentially incomplete and misleading information. 16 Thus, Rodgers’ motion for preliminary 17 injunction will be granted. 18 As an independent basis for the 19 preliminary injunction, Rodgers argues that the 20 stockholder meeting should be enjoined for at least 21 ten days to allow Cypress stockholders to digest and 22 analyze the materials contained in its second 23 supplemental proxy which was issued on May 30th, only 24 nine days before the scheduled stockholder meeting. CHANCERY COURT REPORTERS

94 1 In State of Wisconsin Investment Board 2 versus Bartlett, then-Vice Chancellor Steele enjoined 3 a stockholder meeting for fifteen days or “until such 4 later time as the parties may agree” to allow 5 stockholders sufficient time to receive, consider, and 6 act upon certain supplemental materials issued nine 7 days before a scheduled stockholders’ meeting. 8 In In Re Del Monte Foods Co. 9 Shareholders Litigation, Vice Chancellor Laster 10 recognized that “this Court has been willing to issue 11 disclosure-based injunctions that delay transactions 12 for as much as twenty days.” 13 Rodgers’ request for a ten-day 14 postponement of the annual stockholder meeting to 15 allow Cypress stockholders time to digest the 16 materials in the second supplemental proxy is 17 reasonable in my opinion under the guidance of 18 Bartlett and Del Monte, especially considering the 19 many substantial disclosures that were contained in 20 the second supplemental proxy and that an active proxy 21 contest is underway. 22 Additional time is also necessary to 23 allow Cypress stockholders to receive and consider the 24 supplemental disclosures that will need to be made to CHANCERY COURT REPORTERS

95 1 comply with today’s ruling. Given the narrow scope of 2 that supplement, ten days in my view should be 3 sufficient. 4 So to sum up, for the reasons I’ve 5 explained, Cypress’ annual stockholder meeting which 6 is currently scheduled for June 8, 2017, will be 7 enjoined until ten calendar days from the date that 8 Cypress issues a supplemental proxy in accordance with 9 today’s ruling or until June 19, 2017, whichever is 10 later. 11 I picked June 19th simply because I 12 believe it is the first business day following the 13 18th, which falls on a Sunday. 14 I said “to sum up,” but I’m not quite 15 done. The last issue that we have concerning the 16 preliminary injunction motion concerns the posting of 17 a bond. 18 Under Court of Chancery Rule 65(c), a 19 party seeking an injunction must give security for the 20 payment of such costs and damages as may be incurred 21 or suffered by any party who is found to have been 22 wrongfully enjoined. The party seeking an injunction 23 bond must support its application with facts of record 24 or some realistic as opposed to a yet-unproven legal CHANCERY COURT REPORTERS

96 1 theory from which damages could flow to the party 2 enjoined. 3 Defendants did not set forth any facts 4 of record or any realistic theory, in my judgment, to 5 support their request that a significant bond be 6 imposed. The Del Monte Court recognized that when 7 disclosure-based injunctions issue, this Court has 8 required at most a nominal bond. 9 Here, the preliminary injunction is 10 based on disclosures for a board election. It 11 involves a modest delay and does not involve 12 stockholder approval of a potential transaction. 13 Accordingly, only a nominal bond is necessary in my 14 view, and I’ll set the bond for the injunction at 15 $1,000. 16 Now let me turn to the issue of the 17 designations, and I’ll be very brief about this. I 18 reviewed every one of these 23 documents, by my count, 19 and the four transcripts, at least the relevant parts 20 of the transcripts that were cited in the briefs, in 21 preparing for today’s hearing to address this issue. 22 Having reviewed them, there are only four items in my 23 view that should be de-designated at this point. 24 First — and I think most of these CHANCERY COURT REPORTERS

97 1 were essentially conceded away but just so we have the 2 list — the Cypress code of conduct that is Exhibit 11 3 to Rodgers’ opening brief, which I understand is a 4 publicly available document in the first place. 5 Second, the November 7, 2016, e-mail 6 chain, which is Exhibit 42, which was previously 7 de-designated in the Section 220 proceeding. 8 Third, the December 9th letter from 9 Rodgers to Cypress’ board, which is his own letter, 10 which he has the ability to do whatever he wants with. 11 It shouldn’t have been stamped confidential. That may 12 have just been an error in putting the whole document 13 under seal. I recognize that people were working 14 around the clock on Memorial Day weekend and it was 15 done in an omnibus fashion, so I’m not casting any 16 aspersions, but it should be de-designated. 17 And then, finally, the Pollock e-mails 18 that were Exhibits 56 to 58 should be de-designated as 19 well. Other than that, everything else will remain as 20 it is. 21 I’m going to direct the parties to 22 submit a form of order by 12:00 noon tomorrow. There 23 is obviously a timing exigency. However, to try to 24 simplify matters for you, I typed out a one-page sheet CHANCERY COURT REPORTERS

98 1 that I will hand to the courtroom clerk and that you 2 can take with you that precisely states the three 3 supplemental disclosures that need to be made. 4 And, finally, for the avoidance of any 5 doubt, the transcript of today’s proceeding 6 constitutes the formal ruling of this Court, and as 7 with any opinion that would be issued by this Court, 8 is a public document. When it is docketed with the 9 Court, it will be publicly available. It will not be 10 placed under seal, as, indeed, the transcript of this 11 hearing will not be placed under seal. This has been 12 an open and public proceeding. 13 So with that, I’m done. I did want to 14 say, as much as I had to deal with this on a pretty 15 compressed time frame, I know it’s ten times as 16 punishing on the lawyers. I’m sure a lot of people, 17 especially some of the younger folks that may be in 18 the room, didn’t get much sleep over the Memorial Day 19 weekend, on both sides of the room. And the quality 20 of the papers, given the circumstances they were 21 prepared under, were excellent, very well-done papers 22 on both sides. So hopefully, this weekend won’t be as 23 tough for you. 24 Mr. Micheletti, I understand your CHANCERY COURT REPORTERS

99 1 trial is off, so you’re living fat right now. 2 In any event, I know it was a lot of 3 hard work but it was very well done. 4 With that, I’m going to hand Ms. White 5 a copy of the supplemental disclosures I’m leaving for 6 you, and we’re adjourned. 7 Thank you. 8 (Court adjourned at 3:48 p.m.) 9 ——10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 CHANCERY COURT REPORTERS

100 1 CERTIFICATE 2 3 I, JEANNE CAHILL, RDR, CRR, Official 4 Court Reporter for the Court of Chancery of the State 5 of Delaware, do hereby certify that the foregoing 6 pages numbered 3 through 99 contain a true and correct 7 transcription of the proceedings as stenographically 8 reported by me at the hearing in the above cause 9 before the Chancellor of the State of Delaware, on the 10 date therein indicated. 11 IN WITNESS WHEREOF I have hereunto set 12 my hand at Wilmington, Delaware, this 2nd day of June, 13 2017. 14 15 16 /s/ Jeanne Cahill —————————————— 17Jeanne Cahill, RDR, CRR Official Chancery Court Reporter 18 Registered Diplomate Reporter Certified Realtime Reporter 19 20 21 22 23 24 CHANCERY COURT REPORTERS